83298123v.26 J B T AIRPORT SERVICES SAVINGS AND INVESTMENT PLAN (As Amended and Restated Effective as of January 1, 2023) Exhibit 10.12 i 83298123v.26 TABLE OF CONTENTS Page INTRODUCTION .......................................................................................................................... 1 ARTICLE I Definitions .................................................................................................................. 1 Account ................................................................................................................................... 1 Account Balance ..................................................................................................................... 1 Administrator .......................................................................................................................... 1 AeroTech................................................................................................................................. 1 AeroTech Employee ............................................................................................................... 2 Affiliate ................................................................................................................................... 2 After-Tax Contribution ........................................................................................................... 2 After-Tax Contribution Account............................................................................................. 2 After-Tax Contribution Election ............................................................................................. 2 Airport Services Employee ..................................................................................................... 2 Annuity Starting Date ............................................................................................................. 3 Basic Contributions ................................................................................................................. 3 Beneficiary .............................................................................................................................. 3 Board ....................................................................................................................................... 3 Break in Service ...................................................................................................................... 3 Catch-Up Contribution............................................................................................................ 3 Code ........................................................................................................................................ 3 Committee ............................................................................................................................... 3 Company ................................................................................................................................. 3 Company Contributions .......................................................................................................... 3 Company Contribution Account ............................................................................................. 3 Company Nonelective Contributions ...................................................................................... 4 Company Nonelective Contribution Account ......................................................................... 4 Compensation ......................................................................................................................... 4 Contingent Account ................................................................................................................ 5 Direct Rollover........................................................................................................................ 5 Disability ................................................................................................................................. 5 Distributee ............................................................................................................................... 5 Distribution Date ..................................................................................................................... 5 ii 83298123v.26 Effective Date ......................................................................................................................... 5 Eligible Employee ................................................................................................................... 5 Eligible Retirement Plan ......................................................................................................... 6 Eligible Rollover Distribution................................................................................................. 6 Employee ................................................................................................................................ 7 Employment Commencement Date ........................................................................................ 7 ERISA ..................................................................................................................................... 7 FMC ........................................................................................................................................ 7 FMC Matched Plan ................................................................................................................. 7 FMC Plans .............................................................................................................................. 7 FMC Stock .............................................................................................................................. 7 FMC Stock Fund ..................................................................................................................... 7 FMC Unmatched Plan............................................................................................................. 7 FMCTI .................................................................................................................................... 7 FMCTI Plan ............................................................................................................................ 7 Forfeiture................................................................................................................................. 7 Funding Agent ........................................................................................................................ 7 Highly Compensated Employee ............................................................................................. 7 Hour of Service ....................................................................................................................... 8 Investment Fund...................................................................................................................... 8 Leased Employee .................................................................................................................... 9 Lektro Employee ..................................................................................................................... 9 Living Wage Employee .......................................................................................................... 9 Matched Participant ................................................................................................................ 9 Nonhighly Compensated Employee ....................................................................................... 9 Participant ............................................................................................................................... 9 Participating Employer ........................................................................................................... 9 Period of Separation ................................................................................................................ 9 Plan ....................................................................................................................................... 10 Plan Year ............................................................................................................................... 10 Pre-Tax Contribution ............................................................................................................ 10 Pre-Tax Contribution Account .............................................................................................. 10 Pre-Tax Contribution Election .............................................................................................. 10 Prevailing Wage Employee................................................................................................... 10 iii 83298123v.26 Required Beginning Date ...................................................................................................... 10 Rollover Contribution ........................................................................................................... 10 Rollover Contribution Account............................................................................................. 10 Roth Elective Contribution ................................................................................................... 11 Roth Elective Contribution Account ..................................................................................... 11 Roth Elective Contribution Election ..................................................................................... 11 Supplemental Contributions.................................................................................................. 11 Surviving Spouse .................................................................................................................. 11 Trust ...................................................................................................................................... 12 Trust Fund ............................................................................................................................. 12 Trustee................................................................................................................................... 12 Valuation Date ...................................................................................................................... 12 Year of Service ..................................................................................................................... 12 ARTICLE II Participation............................................................................................................. 12 2.1 Admission as a Participant ...........................................................................................12 2.2 Admission as a Matched Participant ............................................................................12 2.3 Rehires .........................................................................................................................13 2.4 Provision of Information ..............................................................................................13 2.5 Termination of Participation ........................................................................................13 2.6 Special Rules Relating to Veterans’ Reemployment Rights........................................13 2.7 Direct Transfers ...........................................................................................................15 2.8 Service Crediting for Lektro, Inc. ................................................................................16 ARTICLE III Contributions and Account Allocations ................................................................. 16 3.1 Pre-Tax Contributions and Roth Elective Contributions .............................................16 3.2 After-Tax Contributions...............................................................................................17 3.3 Rules Applicable to Both Pre-Tax, Roth Elective and After-Tax Contributions ........17 3.4 Company Contributions ...............................................................................................18 3.5 Rollover Contributions.................................................................................................19 3.6 Establishment of Accounts ..........................................................................................19 3.7 Limitation on Annual Additions to Accounts ..............................................................20 3.8 Limitations on Pre-Tax Contributions, Roth Elective Contributions, After-Tax Contributions and Company Contributions – Definitions ...........................................21 3.9 Maximum Amount of Pre-Tax Contributions and Roth Elective Contributions .........23

iv 83298123v.26 3.10 Correction of Excess Pre-Tax Contributions and Excess Roth Elective Contributions................................................................................................................24 3.11 Actual Deferral Percentage Test ..................................................................................24 3.12 Actual Contribution Percentage Test ...........................................................................26 ARTICLE IV Vesting ................................................................................................................... 28 4.1 Vesting in After-Tax, Company Nonelective, Pre-Tax, Roth Elective and Rollover Contributions Accounts ................................................................................28 4.2 Vesting in Company Contribution and Contingent Accounts .....................................28 4.3 Forfeitures ....................................................................................................................28 ARTICLE V Timing of Distributions to Participants ................................................................... 29 5.1 Separation from Service ...............................................................................................29 5.2 Start of Benefit Payments ............................................................................................29 5.3 Distribution of Amounts held in a Participant’s Pre-Tax Contribution Account and Roth Elective Contribution Account. ....................................................................31 ARTICLE VI Forms of Benefit, In-Service Withdrawals and Loans .......................................... 35 6.1 Cashout of Small Amounts ..........................................................................................35 6.2 Medium of Distribution ...............................................................................................36 6.3 Forms of Benefit ..........................................................................................................36 6.4 Change in Form, Timing or Medium of Benefit Payment ...........................................36 6.5 Direct Rollover of Eligible Rollover Distributions ......................................................37 6.6 In-service and Hardship Withdrawals ..........................................................................37 6.7 Loans ............................................................................................................................41 ARTICLE VII Death Benefit ........................................................................................................ 43 7.1 Payment of Account Balance .......................................................................................43 7.2 Failure to Name a Beneficiary .....................................................................................43 7.3 Waiver of Spousal Beneficiary Rights .........................................................................43 ARTICLE VIII Fiduciaries ........................................................................................................... 44 8.1 Named Fiduciaries .......................................................................................................44 8.2 Employment of Advisers .............................................................................................44 8.3 Multiple Fiduciary Capacities ......................................................................................45 8.4 Payment of Expenses ...................................................................................................45 8.5 Indemnification ............................................................................................................45 ARTICLE IX Plan Administration ............................................................................................... 45 v 83298123v.26 9.1 Powers, Duties and Responsibilities of the Administrator and the Committee ...........45 9.2 Investment Powers, Duties and Responsibilities of the Administrator and the Committee ....................................................................................................................46 9.3 Investment of Accounts ...............................................................................................46 9.4 Valuation of Accounts .................................................................................................47 9.5 The Insurance Company ..............................................................................................47 9.6 Compensation ..............................................................................................................47 9.7 Delegation of Responsibility........................................................................................47 9.8 Committee Members ....................................................................................................48 ARTICLE X Appointment of Trustee .......................................................................................... 48 ARTICLE XI Plan Amendment or Termination .......................................................................... 48 11.1 Plan Amendment or Termination.................................................................................48 11.2 Limitations on Plan Amendment .................................................................................48 11.3 Right to Terminate Plan or Discontinue Contributions ...............................................49 11.4 Bankruptcy ...................................................................................................................49 ARTICLE XII Miscellaneous Provisions ..................................................................................... 49 12.1 Subsequent Changes ....................................................................................................49 12.2 Merger or Transfer of Assets .......................................................................................49 12.3 Benefits Not Assignable ..............................................................................................49 12.4 Exclusive Benefit of Participants .................................................................................50 12.5 Benefits Payable to Minors, Incompetents and Others ................................................50 12.6 Plan Not A Contract of Employment ...........................................................................51 12.7 Source of Benefits ........................................................................................................51 12.8 Proof of Age and Marriage ..........................................................................................51 12.9 Controlling Law ...........................................................................................................51 12.10 Income Tax Withholding .............................................................................................51 12.11 Claims Procedure .........................................................................................................52 12.12 Participation in the Plan by An Affiliate......................................................................55 12.13 Action by Participating Employers ..............................................................................55 12.14 Dividends .....................................................................................................................56 12.15 Incorrect Information, Fraud, Concealment, or Error ..................................................56 12.16 Recovery of Overpayment ...........................................................................................56 12.17 Effective Date of Plan Provisions ................................................................................56 vi 83298123v.26 12.18 Consent to Plan Terms .................................................................................................57 12.19 Missing Participants and Beneficiaries ........................................................................57 12.20 Masculine, Feminine, Singular and Plural ...................................................................57 12.21 Headings ......................................................................................................................57 ARTICLE XIII Top Heavy Provisions ......................................................................................... 57 13.1 Top Heavy Definitions .................................................................................................57 13.2 Determination of Top Heavy Status ............................................................................60 13.3 Minimum Allocation for Top Heavy Plan ...................................................................60 APPENDIX A Airport Services Plan - List of Airport Services Locations Covering Non- Exempt, Prevailing Wage and Living Wage Employees ............................................................ A-1 APPENDIX B List of Airport Services Prevailing Wage Locations .......................................... B-1 APPENDIX C List of Airport Services Living Wage Locations ............................................... C-1 83298123v.26 INTRODUCTION WHEREAS, the JBT Airport Services Savings and Investment Plan (“Plan”) was originally established effective as of January 1, 2011; and WHEREAS, the Company or its delegate may amend the Plan to meet applicable rules and regulations of the Internal Revenue Service and the United States Department of Labor, or, subject to the terms of any applicable collective bargaining agreements, for other reasons the Company or its delegate deems necessary or desirable; and WHEREAS, the Plan is intended to be qualified under Code Section 401(a) and its associated trust is intended to be tax exempt under Code Section 501(a) and the Plan is intended also to meet the requirements of ERISA, and will be interpreted, wherever possible, to comply with the terms of the Code and ERISA; and WHEREAS, the Plan was last amended and restated January 1, 2012, and the Company submitted the Plan to the Internal Revenue Service for the issuance of a favorable determination letter; and WHEREAS, the Company desires to amend and restate the Plan again, effective as of January 1, 2023, to (i) incorporate all amendments adopted since the January 1, 2012, amendment and restatement, (ii) reflect changes for the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act and Coronavirus Aid, Relief, and Economic Security (“CARES”) Act; and (ii) make certain other administrative and best practice changes to the Plan. NOW, THEREFORE, effective January 1, 2023, the Company hereby amends and restates the Plan to provide as follows: ARTICLE I Definitions For purposes of the Plan, the following terms have the meanings described below. Account means any Pre-Tax Contribution Account, Roth Elective Contribution Account, After-Tax Contribution Account, Company Contribution Account, Company Nonelective Contribution Account, Contingent Account and Rollover Contribution Account established on behalf of a Participant. Account Balance means the value of the Account maintained on behalf of a Participant, determined as of any Valuation Date. Administrator means the Company. The Plan is administered by the Company through the Committee. The Administrator and the Committee have the responsibilities specified in Article X. AeroTech means JBT AeroTech Corporation, an Affiliate of the Company.

2 83298123v.26 AeroTech Employee means (a) an Employee who is actively employed by AeroTech on October 1, 2019 and (b) is not an Airport Services Employee, a Prevailing Wage Employee or a Living Wage Employee. Affiliate means any corporation, partnership, or other entity that is: (a) a member of a controlled group of corporations of which the Company is a member (as described in Code Section 414(b)); (b) a member of any trade or business under common control with the Company (as described in Code Section 414(c)); (c) a member of an affiliated service group that includes the Company (as described in Code Section 414(m)); (d) an entity required to be aggregated with the Company pursuant to regulations promulgated under Code Section 414(o); or (e) a leasing organization that provides Leased Employees to the Company or an Affiliate (as determined under paragraphs (a) through (d) above), unless: (i) the Leased Employees make up no more than 20% of the nonhighly compensated workforce of the Company and Affiliates (as determined under paragraphs (a) through (d) above); and (ii) the Leased Employees are covered by a plan described in Code Section 414(n)(5). “Leasing organization” has the meaning ascribed to it in the definition of “Leased Employee” below. For purposes of Section 3.7, the 80% thresholds of Code Sections 414(b) and (c) are deemed to be “more than 50%,” rather than “at least 80%.” Alternate Payee means any Spouse, former Spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefits payable under the Plan with respect to a Participant. After-Tax Contribution means the amount a Participant contributes in accordance with Section 3.2. A Matched Participant’s After-Tax Contribution may be made up of Basic Contributions, Supplemental Contributions or both. After-Tax Contribution Account means the Account established for a Participant pursuant to Section 3.6.2. After-Tax Contribution Election means a Participant’s election to make After-Tax Contributions in accordance with Section 3.3.1. Airport Services Employee means an Employee who (i) becomes employed or re- employed by the Company in the Airport Services business unit on or after January 1, 2011, at one of the Company’s Airport Services locations listed in Appendix A, (ii) effective on and after 3 83298123v.26 January 1, 2012, is employed in such business unit in a non-exempt position and (iii) is not a Prevailing Wage Employee or a Living Wage Employee. Notwithstanding the foregoing, effective as of October 1, 2019, an Airport Services Employee shall be employed by AeroTech. Annuity Starting Date means the first day of the first period for which an amount is paid in an annuity or other form of benefit. In the case of a lump sum distribution, the Annuity Starting Date is the date payment is actually made. Basic Contributions means a Matched Participant’s Pre-Tax Contributions, Roth Elective Contributions and After-Tax Contributions not in excess of five percent of his or her annualized Compensation. Beneficiary means any person designated or deemed designated by a Participant to receive any payment of Plan benefits due after the Participant’s death. A married Participant may name a primary Beneficiary other than his or her Surviving Spouse only if the Surviving Spouse consents to the election in the time frame and manner required by Section 7.3. Board means the board of directors of the Company. Break in Service means a Period of Separation that lasts for at least 12 consecutive months, provided that, a Period of Separation beginning on the first date of a maternity or paternity leave of absence and ending on the 12-month anniversary of such date will not constitute a Break in Service. For purposes of this section, a “maternity or paternity leave of absence” means an absence from work for any period by reason of (a) the Employee’s pregnancy, (b) birth of the Employee’s child or (c) care of a child for a period immediately following the birth or placement with the Employee. Catch-Up Contribution means a Pre-Tax Contribution or a Roth Elective Contribution made by a Participant who has attained or will attain age fifty (50) by the close of the taxable year, subject to the limitations of Code Section 414(v). A Roth Elective Contribution may only be characterized as a Catch-Up Contribution on a Plan Year basis. Code means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code includes that provision, any successor to it and any valid regulation promulgated under the provision or successor provision. Committee means the John Bean Technologies Corporation Employee Benefits Plan Committee as described in Section 9.8, its authorized delegate and any successor to the John Bean Technologies Corporation Employee Benefits Plan Committee. Company means JOHN BEAN TECHNOLOGIES Corporation and any successor to it. Company Contributions means the contributions made by the Participating Employer to Matched Participants under Section 3.4. Company Contribution Account means an account maintained as to each Matched Participant, to which the Matched Participant’s share of Company contributions, FMCTI contributions made under the FMCTI Plan, FMC contributions made under the FMC Matched 4 83298123v.26 Plan for periods after March 31, 1982, and all earnings and losses attributable thereto it, are allocated. Company Nonelective Contributions means the contributions made by the Participating Employer under Section 3.4A of the Plan to eligible Participants who are Prevailing Wage Employees. Company Nonelective Contribution Account means the account maintained as to each eligible Participant who is a Prevailing Wage Employee, to which Company Nonelective Contributions are made for each eligible Participant who is a Prevailing Wage Employee, and to which all earnings and losses attributable thereto it, are allocated. Compensation means the total compensation paid by the Company or a Participating Employer to an Eligible Employee for each Plan Year that is currently includible in gross income for federal income tax purposes: (a) including: overtime, administrative and discretionary bonuses (including completion bonuses, gainsharing bonuses and performance related bonuses); sales incentive bonuses; field premiums; back pay and sick pay; plus the Employee’s Pre-Tax Contributions, Roth Elective Contributions and amounts contributed to a plan described in Code Section 125 or 132; and the incentive compensation (including management incentive bonuses paid in both cash and restricted stock and local incentive bonuses) paid during the Plan Year for services rendered in the preceding Plan Year, and the incentive compensation (of the same types) paid during the preceding Plan Year for services rendered in the Plan Year preceding the preceding Plan Year (unless, the Participant elects to have all such incentive compensation paid for prior Plan Years included in Compensation for the prior Plan Years, or unless the Participant elects that no such incentive compensation will be included in his or her Compensation); and (b) but excluding: hiring bonuses; referral bonuses; stay bonuses; retention bonuses; awards (including safety awards, “Gutbuster” awards and other similar awards); amounts received as deferred compensation; disability payments from insurance or the Company’s long-term disability plan; workers’ compensation benefits; state disability benefits; flexible credits (i.e., wellness awards and payments for opting out of benefit coverage); expatriate premiums; grievance or settlement pay; pay in lieu of notice; severance pay; incentives for reduction in force accrued (but not earned) vacation; other special payments such as reimbursements, relocation or moving expense allowances; stock options or other stock-based compensation (except as provided above); any gross-up paid by a Participating Employer on any amount paid that is Compensation (as defined herein); other distributions that receive special tax benefits; any amounts paid by a Participating Employer to cover an Employee’s FICA tax obligation as to amounts deferred or accrued under any nonqualified retirement plan of a Participating Employer; and any gross-up paid by a Participating Employer on any amount paid that is not Compensation (as defined herein). 5 83298123v.26 Notwithstanding anything herein to the contrary, no amounts paid to a Participant more than 30 days after his or her termination of employment with the Company or a Participating Employer will be considered Compensation. The annual amount of Compensation taken into account for a Participant must not exceed $330,000 (as adjusted by Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B)). A Participant’s Compensation will be conclusively determined according to the Company’s records. The determination of “415 Compensation” shall include for a given limitation year payments made by the later of 2 and 1/2 months after severance from employment or the end of the limitation year that includes the date of severance from employment if, absent a severance from employment, such payments would have been paid to the Participant while the Participant continued in employment with the Company or a Participating Employer and are regular compensation for services during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential) commissions, bonuses, or other similar compensation. Notwithstanding anything herein to the contrary, Compensation shall include differential wage payments as described in Section 2.6.7 of the Plan. Contingent Account means an account maintained as to each applicable Participant, to which the Participant’s share of any FMC contributions made under the FMC Matched Plan for periods before April 1, 1982, and all earnings and losses attributable to it, are maintained and allocated. Direct Rollover means a payment by the Plan to the Eligible Retirement Plan specified by a Distributee. Disability means a medically determinable physical or mental impairment that makes the Participant unable to engage in any substantial gainful activity, can be expected to result in death or be of long and indefinite duration, or has lasted or can be expected to last for a continuous period of at least 12 months. For purposes of the Plan, a Participant will be considered to have a Disability at any time only if he or she is then eligible to receive Social Security disability benefits. Distributee means an Employee or former Employee. In addition, the Employee’s or former Employee’s Surviving Spouse and the Employee’s or former Employee’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined under Code Section 414(p), are Distributees as to their Plan interests. Distribution Date means the date FMC distributes its interest in the Company. Effective Date means January 1, 2011. Eligible Employee means an Airport Services Employee, an AeroTech Employee, a LEKTRO Employee, a Prevailing Wage Employee, or a Living Wage Employee. An individual’s status as an Eligible Employee or not will be conclusively determined by the Administrator, subject

6 83298123v.26 to the claims review procedure described in Section 12.11. You are not eligible to participate in the Plan if you are: (a) an individual providing services to the Company pursuant to a contractual arrangement, either with that person or with a third party, other than one specifically providing for an employment relationship with the Company; (b) a Leased Employee; or (c) a part-time Employee scheduled to work less than 1,000 hours per year. Eligible Retirement Plan means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a plan described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. The definition of Eligible Retirement Plan shall also apply in the case of an Eligible Rollover Distribution paid to a Surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p). An Eligible Retirement Plan shall also include a Roth IRA defined in Section 408A(b) of the Code. If any portion of an Eligible Rollover Distribution is attributable to payments or distributions from a designated Roth account described in Section 402A of the Code, an “eligible retirement plan” with respect to such portion shall include only another designated Roth account and a Roth IRA. Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, other than (a) a distribution that is one of a series of substantially equal periodic payments made (no less frequently than annually) for the life (or life expectancy) of the Distributee and the Distributee’s Beneficiary, or for a specified period of ten years or more; (b) the portion of a distribution that is required to be made under Code Section 401(a)(9); (c) the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation for employer securities); provided however, a portion of the distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of After-Tax Contributions that are not includible in gross income, but only if such portion is transferred to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible in gross income; or (d) a “hardship distribution” within the meaning of Code Section 402(c)(4). Notwithstanding the preceding to the contrary, a Participant may also elect to make a direct rollover of after-tax employee contributions to a qualified plan or a 403(b) plan that agrees to separately account for such amounts. A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Roth Elective Contributions which are not included in gross income. However, such portion may be transferred only to another Roth elective deferral account under an applicable retirement plan described in Section 402A(e)(1) of the Code or to a Roth IRA described in Section 408A of the Code, and only to the extent the rollover is permitted under Section 402(c) of the Code. 7 83298123v.26 Employee means (a) a common law employee of the Company or an Affiliate, or (b) a Leased Employee of the Company or an Affiliate unless the requirements of Code Section 414(n)(5) are met. Employment Commencement Date means the date on which the Employee first performs an Hour of Service. ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA includes the provision, any successor provision and any valid regulation promulgated under the provision or successor provision. FMC means FMC Corporation, a Delaware corporation. FMC Matched Plan means the FMC Corporation Savings and Investment Plan. FMC Plans means the FMC Corporation Savings and Investment Plan and the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees. FMC Stock means the common stock of FMC. FMC Stock Fund means an Investment Fund established and maintained by the Trustee as part of the Trust Fund to invest in FMC Stock. All Plan Contributions placed in or directed to the FMC Stock Fund and all dividends, other earnings and appreciation on those contributions must be invested only in FMC Stock, except as and to the extent it is deemed necessary or advisable to maintain cash and cash equivalents to meet the FMC Stock Fund’s liquidity needs. The FMC Stock Fund is subject to investment restrictions as detailed in Section 9.3. Notwithstanding anything herein to the contrary, any dividend payable on FMC Stock as a result of FMC’s distribution of its interest in the Company shall not be required to be reinvested in FMC Stock. FMC Unmatched Plan means the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees. FMCTI means FMC Technologies, Inc. FMCTI Plan means the FMC Technologies, Inc. Savings and Investment Plan. Forfeiture means any portion of a Matched Participant’s Company Contribution Account that is forfeited under Section 4.3. Funding Agent means the Trustee or any legal reserve life insurance company selected by the Administrator or the Committee to receive Plan contributions and pay Plan benefits. Highly Compensated Employee means an Employee who: (a) at any time during the Determination Year or the Look-Back Years owns (or is considered under Code Section 318 to own) more than five percent of the Company or an Affiliate; or 8 83298123v.26 (b) had more than $150,000, as adjusted, in compensation (for the 2023 Plan year, as defined in Code Section 415(c)(3)) from the Company and the Affiliates during the Look-Back Year. The “Determination Year” is the Plan Year for which the determination of who is a Highly Compensated Employee is being made, and the ‘Look-Back year’ is the 12-month period immediately preceding the Determination Year. A former Employee of the Company or an Affiliate is a Highly Compensated Employee for a given Determination Year if he or she separated from service (or was deemed to have separated) before the Determination Year, performs no services for a Participating Employer during the Determination Year, and was a Highly Compensated Employee for the Plan Year during which he or she separated from service (or was deemed to have separated) or for any Determination Year ending on or after his or her 55th birthday. The Secretary of the Treasury or its delegate will adjust the $150,000 limit from time to time, to reflect increases in the cost of living. Employees who are nonresident aliens and receive no earned income (within the meaning of Code Section 911(d)(2)) from the Company and its Affiliates that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)) are not treated as Employees for purposes of this definition. Hour of Service means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or an Affiliate: (a) for the performance of duties; (b) on account of a period of time during which no duties were performed, provided that Hours of Service will not be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, unemployment compensation, or disability insurance laws, or for payments that reimburse an Employee’s for medically related expenses; and (c) for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Company, provided that, the same Hours of Service have not already been credited under (a) or (b) above. No more than 501 Hours of Service will be credited for any single continuous period of time during which the Employee performed no duties. The determination of Hours of Service for reasons other than the performance of duties shall be determined in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(b), which are incorporated herein by reference, and Hours of Service shall be credited to computation periods in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(c), which are incorporated herein by reference. Investment Fund means an investment fund, if any, established or selected by the Administrator pursuant to Section 9.3. 9 83298123v.26 Leased Employee means an individual who performs services for the Company or an Affiliate on a substantially full-time basis, for a period of at least one year, under the primary direction or control of the Company or Affiliate, and under an agreement between the Company or Affiliate and a leasing organization. The leasing organization can be a third party or the Leased Employee himself or herself. Lektro Employee means an Employee who was actively employed by Lektro, Inc. on January 31, 2019, and remains actively employed by JBT Lektro, Inc. on March 1, 2019. Living Wage Employee means an Employee who is employed by the Company in the Airport Services business unit under Living Wage conditions on or after January 1, 2011 at one of the Company’s Airport Services locations listed in Appendix C. Notwithstanding the foregoing, effective as of October 1, 2019, a Living Wage Employee shall be employed by AeroTech. Matched Participant means a Participant who is an Airport Services Employee, an AeroTech Employee or a LEKTRO Employee and who is eligible to receive Company Contributions under Section 3.4. Nonhighly Compensated Employee means an Employee who is not a Highly Compensated Employee. Participant means an Eligible Employee who has begun but not ended his or her participation in the Plan pursuant to the provisions of Article II. Participating Employer means the Company and each other Affiliate that adopts the Plan with the consent of the Company, as provided in Section 12.12. Period of Separation means a continuous period of time when the Employee is not employed by the Company or an Affiliate. A Period of Separation begins on the date an Employee retires, dies, separates from service due to Disability, quits or is discharged, or, if earlier, on the 12-month anniversary of the date the Employee was otherwise first absent from service. Notwithstanding the foregoing, a Period of Separation does not begin if the Employee is: (a) on a leave of absence authorized by the Company or an Affiliate in accordance with standard personnel policies applied in a nondiscriminatory manner to all similarly situated Employees, and returns to active employment with the Company or Affiliates as soon as the leave expires; (b) on a military leave while the Employee’s reemployment rights are protected by law, and returns to active employment with the Company or Affiliate within 90 days after his or her discharge or release (or such longer period as may be prescribed by law); or (c) on a layoff, and returns to work with the Company or an Affiliate within the period of time and in the manner necessary to maintain seniority according to the rules of the Company or Affiliate in effect at the time of the return.

10 83298123v.26 Plan means the JBT Airport Services Savings and Investment Plan. The Plan is a single employer plan. Plan Year means the 12-month period beginning on each January 1 and ending on the next December 31. Pre-Tax Contribution means the amount that otherwise would have been paid as Compensation that is, before taxes, converted to a Participating Employer contribution in accordance with Section 3.1. A Matched Participant’s Pre-Tax Contribution may be made up of Basic Contributions, Supplemental Contributions or both. Pre-Tax Contribution Account means the Account established for a Participant pursuant to Section 3.6.1. Pre-Tax Contribution Election means the Participant’s election to make Pre-Tax Contributions in accordance with Section 3.3.1. Prevailing Wage Employee means an Employee who is employed by the Company in the Airport Services business unit under Prevailing or Responsible Wage conditions on or after January 1, 2011 at one of the Company’s Airport Services locations listed in Appendix B and who is not an Airport Services Employee or a Living Wage Employee. Notwithstanding the foregoing, effective October 1, 2019, a Prevailing Wage Employee shall be employed by AeroTech. Required Beginning Date is defined in Section 5.2.3. Rollover Contribution means an amount received from a deferred compensation plan that is qualified under Code Section 401 or 403(a), and which is rolled over to the Plan pursuant to Code Section 402(c). A Rollover Contribution can be either a Direct Rollover or an amount distributed to a Participant and then rolled over. In addition, if an Employee had deposited an Eligible Rollover Distribution into an individual retirement account as defined in Code Section 408, he or she may transfer the amount of the distribution plus earnings from the individual retirement account to the Plan, if the rollover amount is deposited with the Trustee within 60 days after receipt from the individual retirement account, and the rollover meets the other requirements of Code Section 408(d)(3)(A)(ii). A Rollover Contribution also means an amount received from a qualified plan described in Code Section 401(a) or 403(a) attributable to after-tax contributions; from an annuity contract described in Code Section 403(b), including after-tax contributions; or an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. To the extent a Rollover Contribution includes after-tax contributions, such amounts shall be credited to an After- Tax Contribution Account created for such individual in accordance with Section 3.6.2. The Plan will accept a Direct Rollover to a Roth Elective Contribution Account only if it is a Direct Rollover from another Roth elective deferral account under an applicable retirement plan described in Section 402A(e)(1) of the Code and only to the extent the rollover is permitted under Section 402(c) of the Code. Rollover Contribution Account means the Account established for a Participant pursuant to Section 3.6.3. 11 83298123v.26 Roth Elective Contribution means an elective deferral that is (a) designated irrevocably by the Participant at the time of the cash or deferred election as a Roth Elective Contribution that is being made in lieu of all or a portion of the Pre-Tax Contributions the Participant is otherwise eligible to make under Section 3.1 of the Plan; (b) treated by the Participating Employer as not excludible from the Participant’s gross income; and (c) maintained by the Plan in the Participant’s Roth Elective Contribution Account. A Roth Elective Contribution is generally treated as not excludible from gross income if it is treated as includible in gross income by the Participating Employer. If an elective contribution would not have been includible in gross income if the amount had been paid directly to the Participant (rather than being subject to a cash or deferral election), the elective contribution may be designated as a Roth Elective Contribution. Contributions and withdrawals of Roth Elective Contributions must be credited and debited to the designated Roth Elective Contribution Accounts and the Plan must maintain a record of the Participant’s investment in the contract (i.e., Roth Elective Contributions that have not been distributed) with respect to the designated Roth Elective Contribution Accounts. In addition, all gains, losses and other credits or charges must be separately allocated on a reasonable and consistent basis to the designated Roth Elective Contribution Accounts and other accounts under the Plan. However, Forfeitures may not be allocated to the designated Roth Elective Contribution Accounts and no contributions other than Roth Elective Contributions and rollover contributions described in Section 402A(c)(3)(B) of the Code may be allocated to such accounts. The separate Roth Elective Contribution Account requirement applies at the time the Roth Elective Contribution is contributed to the Plan and must continue to apply until the designated Roth Elective Contribution Account is completely distributed. Roth Elective Contributions made pursuant to Section 414(u) of the Code by reason of a Participant’s “qualified military service” are not taken into account when applying the Actual Deferral Percentage test. Roth Elective Contribution Account means the Account established for a Participant pursuant to Section 3.6.6. Roth Elective Contribution Election means the Participant’s election to make Roth Elective Contributions in accordance with Section 3.3.1. Spouse means the person to whom a Participant has entered into: (a) a marriage recognized by the state, possession, or territory of the United States in which the marriage was entered into, regardless of domicile; or (b) a relationship denominated as marriage under the laws of a foreign jurisdiction if the relationship would be recognized as marriage under the laws of at least one state, possession or territory of the United States, regardless of domicile. Supplemental Contributions means a Matched Participant’s Pre-Tax Contributions, Roth Elective Contributions and After-Tax Contributions in excess of five percent of his or her annualized Compensation. Surviving Spouse means the person legally married to a Participant on the date of his or her death or on his or her Annuity Starting Date, whichever is earlier. 12 83298123v.26 Trust means the trust established under the Plan, to which Plan contributions are made and in which Plan assets are held. Trust Fund means the assets of the Trust held by or in the name of the Trustee. Trustee means the institution appointed as Trustee pursuant to Article XI of the Plan, and any successor Trustee. Valuation Date means each business day of the Plan Year. Year of Service means the total number of calendar months during which the Employee is employed by the Company or an Affiliate, divided by 12, including any Period of Separation that does not constitute a Break in Service. A partial month of employment counts as a whole month. An Employee’s Years of Service do not include any Breaks in Service. ARTICLE II Participation 2.1 Admission as a Participant An Employee becomes a Participant as of the date he or she satisfies all of the following requirements: (a) the Employee is an Eligible Employee; (b) with respect to Airport Services Employees only, the Employee has completed one Year of Service beginning on his or her Employment Commencement Date or an anniversary of his or her Employment Commencement Date; and (c) with respect only to the ability to make Pre-Tax, Roth Elective or After-Tax Contributions: (i) the Employee has filed with the Administrator a Pre-Tax Contribution Election, Roth Elective Contribution Election or After-Tax Contribution Election; and (ii) the Employee’s election has become effective according to uniform and nondiscriminatory rules established by the Administrator. 2.2 Admission as a Matched Participant A Participant becomes a Matched Participant as of the date he or she satisfies all of the following requirements: (a) The Participant is an Airport Services Employee, an AeroTech Employee or a LEKTRO Employee and satisfies one of the conditions for being a Matched Participant; 13 83298123v.26 (b) the Participant has filed with the Administrator a Pre-Tax Contribution Election or After-Tax Contribution Election; and (c) the Participant’s election has become effective according to uniform and nondiscriminatory rules established by the Administrator. 2.3 Rehires A Participant or Eligible Employee who is rehired as an Eligible Employee after a Period of Separation becomes an active Participant for purposes of making Pre-Tax, Roth Elective or After-Tax Contributions by filing with the Administrator a Pre-Tax Contribution Election, Roth Elective Contribution Election or After-Tax Contribution Election. When the Employee’s election becomes effective, the Participant or Eligible Employee will again become an active Participant for purposes of making Pre-Tax, Roth Elective or After-Tax Contributions. If such a Participant satisfies one of the conditions for being a Matched Participant, the Participant becomes an active Matched Participant by filing with the Administrator a Pre-Tax Contribution Election, Roth Elective Contribution Election or After-Tax Contribution Election. When the Pre-Tax Contribution Election, Roth Elective Contribution Election or After-Tax Contribution Election becomes effective, the Matched Participant will become an active Matched Participant. If such a Participant or Eligible Employee satisfies one of the conditions for receiving Company Nonelective Contributions, such individual becomes an active Participant for such purposes on the date the individual first performs an Hour of Service with the Company following such rehire. 2.4 Provision of Information The Administrator may provide for paper, telephonic or electronic means of enrollment. Each Participant must execute the forms or follow the telephonic or electronic procedures required by the Administrator and make available to the Administrator any information it reasonably requests. As a condition of participating in the Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee’s participation in the Plan, to be bound by all provisions of the Plan and by any agreement entered into pursuant to the Plan, each as interpreted by the Administrator in its uniform and nondiscriminatory discretion. 2.5 Termination of Participation A Participant ceases to be an active Participant for any purpose under the Plan on the date such Participant ceases to be an Eligible Employee. A Participant ceases to be a Participant when he or she dies or, if earlier, when his or her entire Account Balance has been paid to him or her. A Matched Participant ceases to be a Matched Participant when he or she no longer satisfies one of the conditions for being a Matched Participant. 2.6 Special Rules Relating to Veterans’ Reemployment Rights The following special provisions will apply to an Eligible Employee or Participant who is reemployed in accordance with the reemployment provisions of the Uniformed Services Employment and Reemployment Rights Act (“USERRA”) following a period of qualifying

14 83298123v.26 military service (as determined under USERRA) and will be interpreted in a manner consistent with Code Section 414(u). 2.6.1 Each period of qualifying military service served by an Eligible Employee or Participant will, upon his or her reemployment as an Eligible Employee, be deemed to constitute service with the Participating Employer for all Plan purposes. 2.6.2 The Participant will be permitted to make up Pre-Tax, Roth Elective and/or After- Tax Contributions missed during the period of qualifying military service, so long as he or she does so during the period of time beginning on the date of the Participant’s reemployment with the Participating Employer following his or her period of qualifying military service and extending over the lesser of (a) three times the length of the Participant’s period of qualifying military service, and (b) five years. 2.6.3 The Participating Employer will not credit earnings to a Participant’s Account with respect to any Pre-Tax, Roth Elective or After-Tax Contribution before the contribution is actually made. 2.6.4 A reemployed Matched Participant will be entitled to accrued benefits attributable to Pre-Tax, Roth Elective or After-Tax Contributions only if they are actually made. 2.6.5 For all Plan purposes, including the Participating Employer’s liability for making contributions on behalf of a reemployed Participant as described above, the Participant will be treated as having received Compensation from the Participating Employer based on the rate of Compensation the Participant would have received during the period of qualifying military service, or if that rate is not reasonably certain, on the basis of the Participant’s average rate of Compensation during the 12-month period immediately preceding the period of qualifying military service. 2.6.6 If a Participant makes a Pre-Tax, Roth Elective or After-Tax Contribution in accordance with the foregoing provisions of this Section 2.6: (a) those contributions will not be subject to any otherwise applicable limitation under Code Section 402(g), 404(a) or 415, and will not be taken into account in applying those limitations to other contributions under the Plan or any other plan, for the year in which the contributions are made; the contributions will be subject to the above- referenced limitations only for the year to which the contributions relate and only in accordance with regulations prescribed by the Internal Revenue Service; and (b) the Plan will not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(a)(26), 401(k)(3), 410(b) or 416 by reason of the contributions. 2.6.7 An individual receiving a differential wage payment, as defined by Section 3401(h)(2) of the Code, is treated as an Employee of the Participating Employer making the payment and the differential wage payment is treated as Compensation under the Plan. The Plan is not treated as failing to meet the requirements of any provision described in Section 414(u)(1)(C) of the Code due to any contribution or benefit which is based on the 15 83298123v.26 differential wage payment provided that all Employees of the Participating Employer are entitled to receive differential wage payments, and to make contributions based on such payments, on reasonably equivalent terms. 2.6.8 For purposes of Section 401(k)(2)(B)(i)(I) of the Code, an individual is treated as having been severed from employment during any period in which the individual is performing service in the uniformed services, as described in Section 3401(h)(2)(A) of the Code. If an individual elects to receive a distribution by reason of severance from employment pursuant to this Section 2.6.8, the individual may not make a Pre-Tax Contribution, Roth Elective Contribution or an After-Tax Contribution during the 6-month period beginning on the date of the distribution. 2.6.9 If a Participant dies while performing qualified military service (as defined in Section 414(u) of the Code), the survivors of the Participant are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the Participant had resumed and then terminated employment on account of death. 2.7 Direct Transfers (a) Out of Plan. With respect to a Participant who ceases to be an Eligible Employee under the Plan due to either (i) a change in the Plan’s eligibility rules or (ii) a transfer of employment from one of the Company’s Airport Services business unit locations listed in Appendix A, Appendix B or Appendix C to another location of the Company or to an Affiliate of the Company and, as a result of such change in eligibility rules or transfer of employment, the Participant becomes a participant in the JBT Corporation Savings and Investment Plan, the Trustee of the Plan shall “transfer” as a “non-elective” transfer the entire Account (including any outstanding loans) of such Participant to the JBT Corporation Savings and Investment Plan. (b) Into the Plan. With respect to a participant in the JBT Corporation Savings and Investment Plan who ceases to be an eligible employee under the JBT Corporation Savings and Investment Plan due to (i) the establishment of this Plan, (ii) a change in the eligibility rules under the JBT Corporation Savings and Investment Plan or (iii) a transfer of employment from (1) a participating employer under such plan or (2) a location of the Company other than an Airport Services location listed in Appendix A, Appendix B, or Appendix C, to one of the Airport Services locations of the Company listed in Appendix A, Appendix B or Appendix C and, as a result of such change in eligibility rules or transfer, the participant becomes a Participant in the Plan, the Trustee of the Plan shall accept a “non-elective transfer” of the entire account (including any outstanding loans) of such Participant from the JBT Corporation Savings and Investment Plan. (c) Rules Governing Transfers. (i) The Trustee of the Plan may not consent to, or be a party to, any transfer of assets or liabilities to the John Bean Technologies Corporation Savings and Investment Plan (or from such plan to this Plan) unless immediately after 16 83298123v.26 the transfer, the accepting plan provides each participant a benefit equal to or greater in amount than the benefit each participant would have received had the transferring plan terminated immediately prior to the transfer; provided 100% immediate vesting is not required and shall not occur as the result of the transfer. (ii) The Trustee of the Plan will hold, administer and distribute the transferred assets as part of the Trust Fund and shall maintain accounts sufficient to reflect the value of the transfer and to preserve protected benefits arising from the transferor plan pursuant to Code Section 411(d)(6) and related Department of Treasury regulations. (d) Definitions. A “transfer” for purposes of the Plan means the Trustee’s movement of assets from one plan to another plan directly as between the trustees of such plans and not as a distribution. A “non-elective” transfer for purposes of the Plan is a “transfer” without the consent or election of the affected Participant. 2.8 Service Crediting for Lektro, Inc. Notwithstanding any provision herein to the contrary, (a) effective as of March 1, 2019, a Lektro Employee’s period of employment with Lektro, Inc. shall be counted under the Plan for purposes of determining the individual’s Years of Service under the Plan and (b) effective as of October 1, 2019, an Airport Services Employee’s period of employment with the Company shall be counted under the Plan for purposes of determining the individual’s Hours of Service and Years of Service under the Plan. ARTICLE III Contributions and Account Allocations 3.1 Pre-Tax Contributions and Roth Elective Contributions The Company will transmit to the Funding Agent the Pre-Tax Contributions and Roth Elective Contributions for the Participants. To determine the amount it must transmit for each Participant, the Company will multiply the percentage elected by the Participant in his or her Pre- Tax Contribution Election or his Roth Elective Contribution by the Participant’s Compensation. 3.1.1 For each Plan Year, all Participants who have attained or will attain age fifty (50) by the close of the taxable year shall be eligible to make Catch-Up Contributions during such Plan Year in accordance with, and subject to the limitations of Code Section 414(v) as follows: (a) The Plan shall not be treated as failing to satisfy the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416, as applicable, by reason of the making of such Catch-Up Contributions. Catch-Up Contributions shall be disregarded in determining the limitations on Pre-Tax Contributions and Roth Elective Contributions as provided in Section 3.8. 17 83298123v.26 (b) Pre-Tax Contributions and Roth Elective Contributions (other than Catch-Up Contributions) determined to be Excess Pre-Tax Contributions and/or Excess Roth Elective Contributions as provided in Section 3.8.9, or determined to be in excess of the required limitations of Code Section 415 in a Plan Year may be recharacterized as a Catch-Up Contribution (to the extent available under the limitations of Code Section 414(v) as in effect for that Plan Year) for a Participant who is eligible to make Catch-Up Contributions, as described in the first paragraph of this Section 3.1.1. (c) Catch-Up Contributions shall not be eligible for Company Contributions made on behalf of a Matched Participant pursuant to Section 3.4. (d) Pre-Tax Contributions and Roth Elective Contributions determined to be Excess Contributions as provided in Section 3.8.8 may be recharacterized as Catch-Up Contributions for a Participant who is eligible, as described in the first paragraph of this Section 3.1.1, but (i) only after the application of Sections 3.8.7 and 3.11.7 regarding the recharacterization of Excess Contributions as After-Tax Contributions, to the extent available, and (ii) only to the extent a Catch-Up Contribution amount is available under the limitations of Code Section 414(v) as in effect for that Plan Year. 3.2 After-Tax Contributions The Company will transmit to the Funding Agent the After-Tax Contributions for the Participants. To determine the amount it must transmit for each Participant, the Company will multiply the percentage elected by the Participant in his or her After-Tax Contribution Election by the Participant’s Compensation. 3.3 Rules Applicable to Both Pre-Tax, Roth Elective and After-Tax Contributions 3.3.1 In making his or her Pre-Tax Contribution Election, Roth Elective Contribution Election and After-Tax Contribution Election, a Participant may choose to defer or contribute between 0% and 20% (between 0% and 75% if the Participant is a Nonhighly Compensated Employee), in 1% increments. The Participant’s Pre-Tax Contribution Election, Roth Elective Contribution Election and After-Tax Contribution Election cannot together total more than 20% of his or her Compensation (75% in the case of a Nonhighly Compensated Employee). The Administrator may reduce the amount of any Pre-Tax Contribution Election, Roth Elective Contribution, or make such other modifications it deems necessary, so that the Plan complies with the provisions of Code Section 401(k). Pre-Tax, Roth Elective and After-Tax Contributions will be made on a payroll deduction basis and in accordance with uniform and nondiscriminatory rules and procedures established by the Administrator. A Participant’s Salary Deferral Election will apply only to Compensation paid to the Participant while he or she is an Eligible Employee. 3.3.2 A Participant may change his or her Pre-Tax, Roth Elective or After-Tax Contribution Election percentage or discontinue making Pre-Tax Contributions, Roth Elective

18 83298123v.26 Contributions or After-Tax Contributions, as frequently as permitted by the Administrator, by completing the form or following any other election change procedure prescribed by the Administrator. An election change will become effective according to the uniform and nondiscriminatory rules established by the Administrator. 3.3.3 Pre-Tax, Roth Elective and After-Tax Contributions will be delivered to the Funding Agent as of the earliest date they are known and can reasonably be segregated from the general assets of the Participating Employer. In no event will that date be later than the 15th business day of the month following the month they would have been paid to the Participant if he or she had not chosen to defer their payment or contribute them to the Plan. 3.3.4 Notwithstanding any other provision of the Plan, the amount contributed by the Participating Employers as Pre-Tax Contributions and Roth Elective Contributions and by Participants as After-Tax Contributions must not exceed, in the aggregate, 15% of the total Compensation for the Plan Year for those Participants employed by the Participating Employers eligible for an allocation for that Plan Year. In addition, the amount contributed by the Participating Employers to this Plan or any other qualified plan maintained by the Participating Employers pursuant to a Participant’s Pre-Tax Contribution Election and Roth Elective Contribution Election must not exceed the Code Section 402(g) limit applicable for that calendar year. 3.3.5 A Participant shall direct the investment of his or her Pre-Tax, Roth Elective and After-Tax Contributions into any of the Investment Funds selected by the Administrator pursuant to Section 9.3, in accordance with the procedures established by the Administrator. 3.4 Company Contributions 3.4.1 For each contribution period, as defined in Section 3.4.2, the Company will make a Company Contribution to the Company Contribution Account of each Matched Participant equal to 50% of all Basic Contributions made by the Matched Participant for that contribution period, less any Forfeitures credited against the Company Contribution for that contribution period. No Company Contributions will be made with respect to Supplemental Contributions or Catch-Up Contributions. Notwithstanding the foregoing, the Company reserves the right to reduce or eliminate the Company Contribution for prospective contribution periods. 3.4.2 The Company Contribution for each contribution period will be paid to the Funding Agent as soon as practicable. The Company Contribution will be allocated to the Company Contribution Account for each Matched Participant who made Basic Contributions during the contribution period, by multiplying the Matched Participant’s own Basic Contributions for the contribution period by the Company Contribution percentage as described in Section 3.4.1 for the contribution period. Each calendar week will be a contribution period. Subject to the special provisions of Section 3.11, all Company Contributions for a Plan Year will be allocated to Matched Participants’ Company Contribution Accounts no later than the due date (including all extensions) of the Company’s federal tax return for the fiscal year of the Company ending with or within the Plan Year. 3.4.3 All Company Contributions made to a Matched Participant’s Company Contribution Account as a result of the Matched Participant’s Basic Contributions shall be invested in the same 19 83298123v.26 manner that the Matched Participant has elected pursuant to Section 3.3.5 to invest such Basic Contributions. 3.4A Company Nonelective Contributions With respect to Participants who are Prevailing Wage Employees, the Company shall make a Company Nonelective Contribution to each such eligible Participant’s Company Nonelective Contribution Account on a monthly basis in accordance with the Prevailing Wage Contribution formula set forth in the applicable Prevailing Wage Contract. Participants shall invest such contributions in the same manner as set forth in Section 3.3.5. For purposes herein, the Prevailing Wage Contract shall mean a contract under which Employees are performing services subject to the Davis-Bacon Act, the McNamara-O’Hara Contract Service Act or any other federal, state, or municipal prevailing wage, or responsible wage law. The applicable Prevailing Wage Contracts are hereby incorporated by reference. All contributions made pursuant to this Section 3.4A shall be nondiscriminatory pursuant to the provisions of Code Section 401(a)(4) and other applicable law. 3.5 Rollover Contributions With the approval of the Administrator, a Participant or Eligible Employee may make a Rollover Contribution to the Plan. A Participant’s Rollover Contribution will be allocated to his or her Rollover Contribution Account no later than the first day of the month following the month in which the contribution is made. A Rollover Contribution must be made in cash. If an Employee makes a contribution that was intended to be a Rollover Contribution and the Funding Agent later discovers it was not a Rollover Contribution, the Funding Agent will distribute the balance of the Participant’s Rollover Contribution Account to him or her as soon as practicable. Notwithstanding the preceding, the Plan will accept a Rollover Contribution that includes participant loan receivables with respect to a Direct Rollover from the Lektro, Inc. 401(k) Plan to the Plan by a Participant who (a) was a former participant in the Lektro, Inc. 401(k) Plan, and (b) is a Lektro Employee; provided, however, that any such Rollover Contribution that includes a participant loan receivable may only be contributed to the Plan if the amount of such Rollover Contribution equals or exceeds the unpaid balance of the Participant’s loan receivable. 3.6 Establishment of Accounts 3.6.1 Each Participant to whom Pre-Tax Contributions are allocated will have a Pre-Tax Contribution Account. The Pre-Tax Contribution Account will be credited with the Pre-Tax Contributions allocable to the Participant and the income on those contributions, and will be debited with expenses, losses, withdrawals and distributions chargeable to those contributions. 3.6.2 Each Participant who makes After-Tax Contributions will have an After-Tax Contribution Account. The After-Tax Contribution Account will be credited with the After-Tax Contributions the Participant makes and the income on those contributions, and will be debited with expenses, losses, withdrawals and distributions chargeable to those contributions. 3.6.3 Each Matched Participant who makes Basic Contributions will have a Company Contribution Account. The Company Contribution Account will be credited with any Company 20 83298123v.26 Contributions made on behalf of the Matched Participant under Section 3.4, and the income on those contributions, and will be debited with expenses, losses, withdrawals and distributions chargeable to those contributions. 3.6.4 Each Participant who receives Company Nonelective Contributions pursuant to Section 3.4A will have a Company Nonelective Contribution Account. The Company Nonelective Contribution Account will be credited with any Company Nonelective Contributions made on behalf of the Participant under Section 3.4A, and the income on those contributions, and will be debited with expenses, losses, withdrawals and distributions chargeable to those contributions. 3.6.5 Each Participant who makes a Rollover Contribution to the Plan pursuant to Section 3.5 will have a Rollover Contribution Account. The Rollover Contribution Account will be credited with all Rollover Contributions made by the Participant and the income on those contributions, and will be debited with expenses, losses, withdrawals and distributions chargeable to those contributions. 3.6.6 Each Participant to whom Roth Elective Contributions are allocated will have a Roth Elective Contribution Account. The Roth Elective Contribution Account will be credited with the Roth Elective Contributions allocable to the Participant and the income on those contributions, and will be debited with expenses, losses, withdrawals and distributions chargeable to those contributions. 3.7 Limitation on Annual Additions to Accounts (a) For purposes of this Section 3.7, the term ‘annual additions’ includes all Pre-Tax Contributions, Roth Elective Contributions, After-Tax Contributions, Company Contributions, Company Nonelective Contributions, and Forfeitures allocated to the Participant’s Accounts for the Plan Year, but shall not include Catch-Up Contributions pursuant to Code Section 414(v) (as described in Section 3.1.1), and Excess Pre-Tax Contributions and Excess Roth Elective Contributions (as described in Section 3.10.4) that are distributed to the Participant by April 15th following the year for which they were contributed to the Plan. ‘Annual Additions’ also includes any employer and employee contributions and forfeitures allocated for the Plan Year under other defined contribution plans of the Company and the Affiliates, including (i) an individual medical benefit account (as defined in Code Section 415(l)(2)) which is a part of any such plan, or (ii) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee (as defined in Code Section 419A(d)(3)) and under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Company. (b) Notwithstanding any provision of the Plan to the contrary, the total annual additions allocated for any Plan Year to the Account of a Participant and to his or her accounts under any other defined contribution plan maintained by the Company or an Affiliate shall not exceed the lesser amount of (a) $61,000, as adjusted in 21 83298123v.26 accordance with Code Section 415(d), or (b) 100% of the Participant’s Compensation, except that the compensation limitation described herein shall not apply to any employer contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an ‘annual addition’ under Code Section 415(l)(1) or 419A(d)(2). 3.8 Limitations on Pre-Tax Contributions, Roth Elective Contributions, After-Tax Contributions and Company Contributions – Definitions For purposes of Sections 3.8 through 3.12, the terms defined below have the meanings ascribed to them in this Section 3.8. 3.8.1 Actual Contribution Percentage means the sum of any After-Tax Contributions and Company Contributions allocated to the Eligible Participant for the Plan Year, plus any of the Eligible Participant’s Pre-Tax Contributions and/or Roth Elective Contributions treated as Company Contributions for the Plan Year, divided by the Eligible Participant’s Plan Year Compensation, and stated as a percentage. All after-tax employee contributions and employer matching contributions made on behalf of a Highly Compensated Employee under all plans of the Company and its Affiliates will be aggregated to determine the Highly Compensated Employee’s Actual Contribution Percentage. A Company Contribution that is treated as a Pre-Tax Contribution under Section 3.11.7 is subject to Section 3.11 and is not taken into account in calculating an Eligible Participant’s Actual Contribution Percentage. A Company Contribution that is forfeited to correct Excess Aggregate Contributions, or because the contribution to which it relates is treated as an Excess Contribution, Excess Pre-Tax Contribution, Excess Roth Elective Contribution or Excess Aggregate Contribution is not taken into account in calculating the Eligible Participant’s Actual Contribution Percentage. The Actual Contribution Percentage of an Eligible Participant who does not make a Pre-Tax Contribution Election, Roth Elective Contribution Election or an After-Tax Contribution Election is 0.0%. 3.8.2 Actual Deferral Percentage means the amount of Pre-Tax Contributions and Roth Elective Contributions allocated to the Eligible Participant for the Plan Year, divided by his or her Plan Year Compensation, stated as a percentage. In calculating the Actual Deferral Percentage, Pre-Tax Contributions include Excess Pre-Tax Contributions and Roth Elective Contributions for Highly Compensated Employees (whether they were made under plans of unrelated employers or plans of the same or related employers) but do not include Excess Pre- Tax Contributions or Excess Roth Elective Contributions for Nonhighly Compensated Employees. The Actual Deferral Percentage of an Eligible Participant who does not make a Pre- Tax Contribution Election or a Roth Elective Contribution Election is 0.0%. 3.8.3 Aggregate Limit means the greater of: (a) the sum of: (i) 1.25 times the Average Actual Deferral Percentage or the Average Actual Contribution Percentage of the group, whichever is larger; and (ii) two percentage points plus the Average Actual Deferral Percentage or the Average Actual Contribution Percentage of the group, whichever is less,

22 83298123v.26 but in no event more than twice the lesser of the group’s Average Actual Deferral Percentage and its Average Actual Contribution Percentage; and (b) the sum of: (i) 1.25 times the Average Actual Deferral Percentage or the Average Actual Contribution Percentage of the group, whichever is less; and (ii) two percentage points plus the Average Actual Deferral Percentage or the Average Actual Contribution Percentage of the group, whichever is larger, but in no event more than twice the larger of the group’s Average Actual Deferral Percentage and its Average Actual Contribution Percentage. For purposes of this Section 3.8.4, the “group” is the group of Eligible Participants who are Nonhighly Compensated Employees for the preceding Plan Year. 3.8.4 Average Actual Contribution Percentage means the average of the Actual Contribution Percentages of the Eligible Participants in a group. 3.8.5 Average Actual Deferral Percentage means the average of the Actual Deferral Percentages of the Eligible Participants in a group. 3.8.6 Eligible Participant means any Employee who is eligible to make a Pre-Tax Contribution Election, a Roth Elective Contribution Election or an After-Tax Contribution Election any time during the Plan Year. 3.8.7 Excess Aggregate Contributions means, for any Plan Year in which the Actual Contribution Percentage Test under Section 3.12 of the Plan is not satisfied, the excess of the Company and After-Tax Contributions (and any Pre-Tax Contributions, Roth Elective Contributions or pre-tax salary deferrals under other plans, taken into account in determining the Actual Contribution Percentages) actually made on behalf of Highly Compensated Employees for the Plan Year, over the maximum amount of such contributions permitted under Section 3.12 of the Plan for the Plan Year. The amount of Excess Aggregate Contributions will be determined by first reducing the Company and After-Tax Contributions to the Highly Compensated Employees with the highest Actual Contribution Percentage by the lesser of (a) the amount necessary for the Actual Contribution Percentage of that Highly Compensated Employee to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next highest Actual Contribution Percentage; and (b) the amount necessary for the Plan to satisfy the Actual Contribution Percentage Test under Section 3.12 of the Plan. This process will be repeated until the Plan satisfies the Actual Contribution Percentage Test under Section 3.12 of the Plan. Then, the aggregate amount of such reductions will be distributed by reducing the Company and After- Tax Contributions for the Highly Compensated Employee with the highest combined dollar amount of Company and After-Tax Contributions by the lesser of (a) the amount necessary for the dollar amount of that Highly Compensated Employee’s combined Company and After-Tax Contributions to equal the combined dollar amount of the Company and After-Tax Contributions of the Highly Compensated Employee with the next highest combined dollar amount of Company and After-Tax Contributions; and (b) the amount necessary for the Plan to satisfy the Actual Contribution Percentage Test. For each Highly Compensated Employee’s reductions, the 23 83298123v.26 Administrator will begin by making reductions in his or her Company Contributions, and will reduce the Highly Compensated Employee’s After-Tax Contributions only if his or her Company Contributions for the Plan Year have been reduced to zero and it is still necessary to reduce his or her Plan Year contributions. The amount of any Highly Compensated Employee’s Excess Aggregate Contributions is calculated after determining the Excess Contribution to be recharacterized as After-Tax Contributions for the Plan Year. To the extent required, if the Aggregate Limit in Section 3.8.3 of the Plan is exceeded, further reduction of the Actual Deferral Percentage for all Highly Compensated Employees will be made in a similar manner so that the Aggregate Limit is not exceeded. 3.8.8 Excess Contributions means for any Plan Year in which the Actual Deferral Percentage Test under Section 3.11 of the Plan is not satisfied, the excess of the Pre-Tax Contributions and Roth Elective Contributions (and any Company Contributions taken into account in determining the Actual Deferral Percentages) actually made on behalf of Highly Compensated Employees for the Plan Year, over the maximum amount of such contributions permitted under Section 3.11 of the Plan for the Plan Year. The amount of Excess Contributions will be determined by first reducing the Pre-Tax Contributions or Roth Elective Contributions, as applicable, of the Highly Compensated Employee with the highest Actual Deferral Percentage by the lesser of (a) the amount necessary for the Actual Deferral Percentage of that Highly Compensated Employee to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage; and (b) the amount necessary for the Plan to satisfy the Actual Deferral Percentage Test under Section 3.11 of the Plan. This process will be repeated until the Plan satisfies the Actual Deferral Percentage Test under Section 3.11 of the Plan. Then, the aggregate amount of such reductions will be distributed by reducing the Pre- Tax Contributions or Roth Elective Contributions, as applicable, for the Highly Compensated Employee with the highest dollar amount of Pre-Tax Contributions or Roth Elective Contributions, as applicable, by the lesser of (a) the amount necessary for the dollar amount of that Highly Compensated Employee’s Pre-Tax Contributions or Roth Elective Contributions, as applicable, to equal the Pre-Tax Contributions or Roth Elective Contributions, as applicable, of the Highly Compensated Employee with the next highest dollar amount of Pre-Tax Contributions or Roth Elective Contributions, as applicable,; and (b) the amount necessary for the Plan to satisfy the Actual Deferral Percentage Test. 3.8.9 Excess Pre-Tax Contribution means the amount of Pre-Tax Contributions for a calendar year that are includible in a Participant’s gross income under Code Section 402(g) because the Participant’s elective deferrals exceed the dollar limitation under Code Section 402(g) as determined under Sections 3.11 and 3.12. 3.8.10 Excess Roth Elective Contribution means the amount of Roth Elective Contributions for a calendar year that are includible in a Participant’s gross income under Code Section 402(g) because the Participant’s elective deferrals exceed the dollar limitation under Code Section 402(g) as determined under Sections 3.9 and 3.10. 3.9 Maximum Amount of Pre-Tax Contributions and Roth Elective Contributions The total amount of Pre-Tax Contributions, Roth Elective Contributions, 401(k) contributions under another qualified plan, and deferrals under a Code Section 403(b) annuity, a 24 83298123v.26 simplified employee pension and/or a simple retirement account allocated to a Participant in any calendar year cannot exceed the dollar limitation in effect under Code Section 402(g) for that year. 3.10 Correction of Excess Pre-Tax Contributions and Excess Roth Elective Contributions 3.10.1 Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable, as adjusted per Section 3.10.2, will be distributed to each Participant on whose behalf they were made no later than the first April 15 following the close of the taxable year of the Participant for which they were allocated. In no event may the amount distributed under this Section 3.10 exceed the Participant’s total Pre-Tax Contributions or Roth Elective Contributions, as applicable (as adjusted under Section 3.10.2 for income and losses allocable to them) for the taxable year for which he or she had Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable. 3.10.2 The Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable, to be distributed to a Participant will be adjusted for income or losses through the close of the Plan Year for which they were made, with such income or losses determined in a nondiscriminatory manner (within the meaning of Code Section 401(a)(4)) consistent with the valuation of Participant Accounts under Section 9.4. 3.10.3 If a Participant has Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable, but only when taking into account his or her pre-tax contributions under another plan, in order to receive a distribution of Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable, he or she must make a written claim to the Administrator no later than the March 15 following the taxable year of the Participant for which the contributions were made. The claim must specify the amount of the Participant’s Excess Pre- Tax Contributions or Excess Roth Elective Contributions, as applicable, for the preceding taxable year and be accompanied by the Participant’s written statement that if those amounts are not distributed, the Participant’s Pre-Tax Contributions or Roth Elective Contributions, as applicable, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 402(h)(1)(B) (a simplified employee pension), 403(b) (an annuity plan) or 408(p)(2)(A)(i) (a simple retirement plan) will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred. 3.10.4 Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable, distributed prior to the first April 15 following the close of the Participant’s taxable year will not be treated as Annual Additions under Section 3.7 for the preceding Limitation Year. 3.10.5 Any Pre-Tax Contributions or Roth Elective Contributions, as applicable, that are properly distributed under Section 3.8 as excess Annual Additions are disregarded in determining if there are any Excess Pre-Tax Contributions or Excess Roth Elective Contributions, as applicable. 3.11 Actual Deferral Percentage Test 3.11.1 The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year may not exceed the greater of: 25 83298123v.26 (a) the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; and (b) the lesser of: (i) the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by two and (ii) the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year plus two percentage points. 3.11.2 The provisions of Code Section 401(k)(3) are incorporated by reference. 3.11.3 If this Plan satisfies the requirements of Code Sections 401(a)(4), 401(k), and 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code sections only if aggregated with this Plan, then this Section 3.11 is applied by determining the Actual Deferral Percentages of Eligible Participants as if all the plans were a single plan. 3.11.4 The Administrator also may treat one or more plans as a single plan with the Plan whether or not the aggregated plans must be aggregated to satisfy Code Sections 401(a)(4) and 410(b). However, those plans must then be treated as one plan under Code Sections 401(a)(4), 401(k), and 410(b). Plans may be aggregated under this Section 3.11.4 only if they have the same plan year. 3.11.5 Pre -Tax Contributions and Roth Elective Contributions may be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year. 3.11.6 The determination and treatment of the Pre-Tax Contributions and Roth Elective Contributions and Actual Deferral Percentage of any Participant must satisfy all requirements prescribed by the Secretary of the Treasury, including, without limitation, record retention requirements. 3.11.7 The Administrator will limit the election and allocation of Pre-Tax Contributions and Roth Elective Contributions in order to avoid the creation of Excess Contributions. If and to the extent necessary or desirable, the Administrator will recharacterize Excess Contributions as After-Tax Contributions, or will distribute Excess Contributions. Recharacterized Excess Contributions will be treated as required in Treasury Regulations Section 1.401(k)-1(f)(3). The Administrator will recharacterize Excess Contributions within two and one-half months after the close of the Plan Year in which they arose. A distribution of Excess Contributions will normally be made within the same time frame. At all events, a corrective distribution of Excess Contributions must be made no later than 12 months after the end of the Plan Year in which they arose, and will include income allocable to the excess Contributions for the Plan Year in which they arose. The method used to determine the income allocable to Excess Contributions that are distributed will not violate Code Section 401(a)(4), and will be applied consistently for all

26 83298123v.26 Participants and all corrective distributions for any Plan Year. Any distribution to a Participant of less than the entire amount of his or her Excess Contributions will be treated as a pro rata distribution of Excess Contributions and income. The Administrator may combine the correction methods described in this Section 3.11.7. The amount of Excess Contributions to be recharacterized or distributed to a Participant under this Section 3.11.7 will be reduced by any Excess Pre-Tax Contributions or Excess Roth Elective Contributions previously distributed to the Participant for his or her taxable year ending with or within the Plan Year. Similarly, the amount of Excess Pre-Tax Contributions or Excess Roth Elective Contributions to be distributed for a Participant’s taxable year will be reduced by the amount of any Excess Contributions previously distributed or recharacterized as to that Participant for the Plan Year beginning with or within the Participant’s taxable year. 3.11.8 If a Highly Compensated Employee is a Participant under two or more cash or deferred arrangements, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the Average Actual Deferral Percentage with respect to such Highly Compensated Employee. However, if the cash or deferred arrangements have different Plan Years, then all Pre-Tax Contributions or Roth Elective Contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans. Notwithstanding the foregoing, plans that are not permitted to be aggregated under Treas. Reg. section 1. 401(k) – 1(b)(4) are not required to be aggregated for purposes of this Section 3.11.8. 3.12 Actual Contribution Percentage Test 3.12.1 The Average Actual Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year may not exceed the greater of: (a) the Average Actual Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; and (b) the lesser of: (i) the Average Actual Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by two; and (ii) the Average Actual Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year plus two percentage points. 3.12.2 The provisions of Code Section 401(m)(2) are incorporated by reference. 3.12.3 If this Plan satisfies the requirements of Code Section 401(a)(4), 401(k) and 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code sections only if aggregated with this Plan, then this Section 3.12 is applied by determining the Actual Contribution Percentage of Eligible Participants as if all the plans were a single plan. 27 83298123v.26 3.12.4 The Administrator also may treat one or more plans as a single plan with the Plan, whether or not the aggregated plans must be aggregated to satisfy Code Sections 401(a)(4) and 410(b). However, those plans must then be treated as one plan under Code Sections 401(a)(4), 401(m) and 410(b). Plans may be aggregated under this Section 3.12.4 only if they have the same plan year. 3.12.5 An After-Tax Contribution is considered made for a Plan Year if it is deducted from the Participant’s Compensation during the Plan Year and transmitted to the Trustee within a reasonable period after that. A Company Contribution is considered made for a Plan Year if it is allocated to a Matched Participant’s Account as of a date within the Plan Year, is actually paid to the Trust no later than 12 months after the Plan Year, and is made on account of the Matched Participant’s Basic Contributions for the Plan Year. A Pre-Tax Contribution or Roth Elective Contribution may be considered made under this Section 3.12 for a Plan Year if it is recharacterized for purposes of Section 3.11, and if it is includible in the gross income of the Participant as of a date during that Plan Year. A recharacterized Pre-Tax Contribution or Roth Elective Contribution is includible in a Participant’s gross income as of the date it would have been paid to the Participant, had the Participant not elected to defer it into the Plan. 3.12.6 The determination and treatment of After-Tax and Company Contributions and the Actual Contribution Percentage of any Participant must satisfy all requirements prescribed by the Secretary of Treasury, including, without limitation, record retention requirements. 3.12.7 The Administrator will limit the making of After-Tax Contributions in order to avoid the creation of Excess Aggregate Contributions. If and to the extent necessary or desirable, the Administrator will forfeit any Excess Aggregate Contributions that were Company Contributions and that were not vested, and will distribute to the Participant who made them any Excess Aggregate Contributions that were After-Tax Contributions, and will distribute to the Matched Participant to whom they were allocated any Excess Aggregate Contributions that were Company Contributions and were vested. A distribution of Excess Aggregate Contributions will normally be made within two and one-half months after the close of the Plan Year in which they arose. At all events, a corrective distribution of Excess Aggregate Contributions must be made no later than 12 months after the end of the Plan Year in which they arose, and will be adjusted for income allocable to the Excess Aggregate Contributions for the Plan Year in which they arose. The method used to determine the income allocable to any Excess Aggregate Contributions that are distributed will not violate Code Section 401(a)(4), and will be applied consistently for all Participants and all corrective distributions for any Plan Year. Any distribution to a Participant of less than the entire amount of his or her Excess Aggregate Contributions will be treated as a pro rata distribution of Excess Aggregate Contributions and income. The Administrator may combine the correction methods described in this Section 3.12.7. 3.12.8 For purposes of this Section 3.12, if a Highly Compensated Employee is a Participant under two or more cash or deferred arrangements, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the Average Actual Contribution Percentage with respect to such Highly Compensated Employee. However, if the cash or deferred arrangements have different Plan Years, then all After-Tax Contributions and Company Contributions made during the Plan Year being tested under all such 28 83298123v.26 cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans. ARTICLE IV Vesting 4.1 Vesting in After-Tax, Company Nonelective, Pre-Tax, Roth Elective and Rollover Contributions Accounts A Participant is always 100% vested in the balance of his or her After-Tax Contribution Account, Company Nonelective Contribution Account, Pre-Tax Contribution Account, Roth Elective Contribution and Rollover Contribution Account. 4.2 Vesting in Company Contribution and Contingent Accounts 4.2.1 A Participant becomes vested in any balance of his or her Company Contribution Account and Contingent Account according to the following Schedule: Years of Service Percent Fewer than 2 0% 2 but fewer than 3 20% 3 but fewer than 4 40% 4 but fewer than 5 60% 5 or more 100% 4.2.2 Notwithstanding the foregoing, a Participant will become 100% vested in the balance of his or her Company Contribution Account and Contingent Account if: (a) he or she reaches age 65 while employed by the Company or one of its Affiliates; (b) he or she separates from service due to Disability; (c) he or she dies while employed by the Company or one of its Affiliates; (d) he or she is employed by the Company or one of its Affiliates involved in a transaction and the Committee, in its discretion, fully vests the Participant in connection with the transaction. 4.2.3 If a Participant is hired by the Company or one of its Affiliates as a result of an acquisition, the Committee (or its delegate) may, in its discretion, give the Participant and all other Participants hired under the same circumstances as a result of the same acquisition credit for service with a prior employer for purposes of vesting. 4.3 Forfeitures 4.3.1 A Participant forfeits the non-vested portion of his or her Company Contribution and Contingent Accounts on the earlier of: (a) the date as of which he or she receives a distribution of 29 83298123v.26 his or her entire Company Contribution and Contingent Accounts and (b) the date his or her Period of Separation equals five years. The nonvested amount so forfeited is a Forfeiture. If the Participant incurs a Forfeiture under clause (a) above and his or her Period of Separation is shorter than five years, the Forfeiture is restored, and the Period of Separation counts towards the Participant’s Years of Service, along with service before and after the Period of Separation, in determining the Participant’s Years of Service for purposes of Section 4.2. If the Period of Separation is five years or longer, the Forfeiture will not be restored, but the Period of Separation counts towards the Participant’s Years of Service, along with service before and after the Period of Separation, in determining the Participant’s Years of Service for purposes of Section 4.2. If a Participant begins a Period of Separation by way of a maternity or paternity leave, this Section 4.3.1 will be read by substituting the number ‘six’ for the number ‘five’ wherever the latter number appears. A ‘maternity or paternity leave’ is an absence from work because of the Participant’s pregnancy, the birth of a child to or placement of a child for adoption with the Participant, or the need to care for the Participant’s child immediately following its birth to or placement with the Participant. 4.3.2 Amounts that become Forfeitures during a month will be used to restore Forfeitures to rehired Participants as provided in Section 4.3.1. Any remaining Forfeitures during a month will be used to pay the administrative expenses of the Plan in the following order: Trustee’s fees, communications to Participants, nondiscrimination testing, enrollment fees, required minimum distribution fees, auditors’ fees, consulting and legal fees and other similar administrative expenses. Any remaining Forfeitures during a month will be used to reduce the Company’s obligation to make Company Contributions in that month or succeeding months. Any remaining Forfeitures during a month will be used to pay fees associated with Participant communications to Participants involved in an acquisition or divestiture and Participant Account adjustments, as determined by the Committee or its delegate. While awaiting allocation, until such time as the Company applies Forfeitures to the purposes described above, they will be invested in a default fund selected by the Company. ARTICLE V Timing of Distributions to Participants 5.1 Separation from Service Upon his or her separation from service with the Company and all Affiliates for any reason, a Participant will be entitled to receive the vested portion of his or her Account Balance, determined in accordance with the provisions of Article IV and the valuation rules established for each Investment Fund. The date as of which the Participant’s Account Balance is determined will be the Valuation Date preceding the date of distribution. 5.2 Start of Benefit Payments 5.2.1 Except as provided in Sections 5.2.2 and 5.2.3, unless a Participant otherwise elects, payment of benefits will begin no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the Participant’s 65th birthday;

30 83298123v.26 (b) the 10th anniversary of the year in which the Participant commenced participation; and (c) the Participant’s separation from service. If the amount of benefits payable to or in respect of a Participant cannot be determined by the benefit commencement date described in the preceding sentence, or if the Administrator cannot locate the Participant (or, if the Participant has died, his or her Beneficiary) after making a reasonable effort to do so, benefit payments will begin no later than 60 days after the amount of the Participant’s benefits can first be determined or the Participant (or his or her Beneficiary) is located, in the amount necessary to bring the payments up to date, as if they had begun on the benefit commencement date described in the preceding sentence. 5.2.2 The Participant’s Account Balance will be distributed as soon as practicable after the Participant elects a distribution following the Participant’s separation from service. However, pursuant to Section 6.1, upon severance from employment, a Participant may elect to defer distribution of the Participant’s Account Balance until a date that is no later than the Participant’s Required Beginning Date only if such Account Balance exceeds $5,000. A Participant will be deemed to have elected to defer payment of benefits from the Plan until the date the Participant requests a distribution from the Plan in a manner consistent with the uniform and nondiscriminatory rules established by the Administrator. 5.2.3 Notwithstanding any other provision of this Plan, a Participant must begin to receive his or her benefit no later than his or her Required Beginning Date. The amount to be distributed each year will be the minimum amount required to satisfy Code Section 401(a)(9) and the regulations promulgated thereunder, determined with no recalculation of life expectancy. The Required Beginning Date of a Participant is April 1 of the calendar year following the later of the calendar year in which the Participant reaches age 72 (age 701/2 if the Participant was born before July 1, 1949) or, retires. Notwithstanding any other provision of this Section 5.2.3, if a Participant is a five percent owner (as defined in Code Section 416) for the Plan Year ending in the calendar year in which he or she reaches age 72 (age 701/2 if the Participant was born before July 1, 1949), his or her Required Beginning Date is April 1 of the following calendar year. 5.2.4 Notwithstanding any other provision of this Plan, all Plan distributions will comply with Code Section 401(a)(9), including Department of Treasury Regulation Section 1.401(a)(9)-2 through 1.401(a)(9)-9, as promulgated under Final and Temporary Regulations published in the Federal Register on April 17, 2002 (the ‘401(a)(9) Regulations’), with respect to minimum distributions under Code Section 401(a)(9). In addition, the benefit payments distributed to any Participant will satisfy the incidental death benefit provisions under Code Section 401(a)(9)(G) and Department of Treasury Regulation Section 1.401(a)(9)-5(d), as promulgated in the 401(a)(9) Regulations. 5.2.5 If the Participant dies after beginning distribution of his or her Account Balance, the remainder of the Account Balance will be payable in accordance with Section 7.1. Notwithstanding the foregoing, the Participant’s Account Balance must continue to be distributed at least as rapidly as under the method of distribution in effect before the Participant died. 31 83298123v.26 5.2.6 If the Participant dies before beginning distribution of his or her Account Balance, the Participant’s Account Balance will be distributed as provided under Section 7.1, but distribution must be completed within five years after the Participant dies. Notwithstanding the foregoing, the Participant’s Beneficiary may receive the Account Balance over his or her life or over a period not extending beyond his or her life expectancy, so long as distribution begins within one year after the Participant dies, or, if the Beneficiary is the Participant’s Surviving Spouse, by the date the Participant would have reached age 72 (age 701/2 if the Participant was born before July 1, 1949). Furthermore, if the Participant’s Surviving Spouse is the Beneficiary and dies before distribution begins, the next Beneficiary to take may receive benefits over his or her life or a period not exceeding his or her life expectancy, so long as distribution begins by the date the Surviving Spouse would have reached age 72 (age 701/2 if the Participant was born before July 1, 1949). 5.2.7 Notwithstanding the provisions of Section 5.2 to the contrary, in accordance with Section 2203 of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, the requirement for minimum distributions under this Section 5.2 is waived for calendar year 2020, provided however, that a Participant or Beneficiary who otherwise would have received a minimum distribution in 2020 may request that such distribution occur. A Participant or Beneficiary who receives a payment with respect to 2020 that otherwise would have qualified as a required minimum distribution, including payments having a Required Beginning Date of April 1, 2020 (prior to implementation of this section (5.2.7)), may be permitted to roll such distribution over to an eligible retirement plan as described in Section 6.5. Monthly distributions in pay status may be suspended under this paragraph at the request of the Participant or Beneficiary receiving such payments. Notwithstanding anything herein to the contrary, this section 5.2.7 is intended to and will be administered to comply with Section 2203 of the CARES Act, IRS Notice 2020-50 and any future guidance, rules or regulations issued by the IRS. 5.3 Distribution of Amounts held in a Participant’s Pre-Tax Contribution Account and Roth Elective Contribution Account. Amounts held in a Participant’s Pre-Tax Contribution Account and Roth Elective Contribution Account are not distributable earlier than upon: (1) the Participant’s severance from employment. Notwithstanding anything herein to the contrary, a severance from employment shall not occur when an individual changes status from an Eligible Employee to a Leased Employee; (2) the Participant’s death; (3) the Participant’s Disability; (4) the Participant’s attainment of age 59-1/2; (5) the proven financial hardship of the Participant as described in Section 6.6.3; or (6) the termination of the Plan without the “employer” maintaining an “alternative defined contribution plan” at any time during the period beginning on the date of plan termination and ending 12 months after all assets have been distributed from the Plan. Such a distribution must be made in a “lump sum.” For purposes of this 32 83298123v.26 Section, the terms “employer,” “alternative defined contribution plan,” and “lump sum” are as defined under Treasury Regulation Section 1.401(k)-1(d)(4). ARTICLE V-A Required Minimum Distributions Section 5-A.1 General Rules. 5-A.1.1. Precedence. The requirements of this Article 5-A will take precedence over any inconsistent provisions of the Plan. 5-A.1.2. Requirements of Treasury Regulations Incorporated. All distributions required under this Article 5-A will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code. Section 5-A.2 Time and Manner of Distribution. 5-A.2.1. Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date. 5-A.2.2. Death of Participant Before Distribution Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows: (a) If the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary, then distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 72 (age 701/2 if the Participant was born before July 1, 1949), if later. (b) If the Participant’s Surviving Spouse is not the Participant’s sole designated Beneficiary, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. (c) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (d) If the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this Section 5-A.2.2, other than section 5-A.2.2(a), will apply as if the Surviving Spouse were the Participant. For purposes of this Section 5-A.2.2 and Section 5-A.4, unless Section 5-A.2.2(d) applies, distributions are considered to begin on the Participant’s Required 33 83298123v.26 Beginning Date. If Section 5-A.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under Section 5-A.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under Section 5- A.2.2(a)), the date distributions are considered to begin is the date distributions actually commence. 5-A.2.3. Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 5-A.3 and 5-A.4. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code of the Treasury regulations. Section 5-A.3 Required Minimum Distributions During Participant’s Lifetime. 5-A.3.1. Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of: (a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)9 of the Treasury regulations using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or (b) if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.4019a)(9)-9 of the Treasury regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the distribution calendar year. 5-A.3.2. Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 5A.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death. Section 5-A.4 Required Minimum Distributions After Participant’s Death. 5-A.4.1. Death On or After Date Distributions Begin. (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the

34 83298123v.26 remaining life expectancy of the Participant’s designated Beneficiary, determined as follows: (1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (2) If the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s death using the Surviving Spouse’s age as of the Spouse’s birthday in that year. For distribution calendar years after the year of the Surviving Spouse’s death, the remaining life expectancy of the surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year. (3) If the Participant’s Surviving Spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reducing by one for each subsequent year. (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. 5-A.4.2. Death Before Date Distributions Begin. (a) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in Section 5-A.4.1. (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s Surviving Spouse is the Participant’s sole designated Beneficiary, and the 35 83298123v.26 Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under Section 5-A.2.2.(a), this Section 5-A.4.2 will apply as if the Surviving Spouse were the Participant. Section 5-A.5 Definitions. 5-A.5.1. Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations. 5-A.5.2. Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 5-A.2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year. 5-A.5.3. Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations. 5-A.5.4. Participant’s Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year. 5-A.5.5. Required Beginning Date. The date specified in Section 5.2.3 of the Plan. ARTICLE VI Forms of Benefit, In-Service Withdrawals and Loans 6.1 Cashout of Small Amounts A Participant’s Account Balance shall be determined without regard to that portion of the Participant’s Account that is attributable to a rollover contribution, and the earnings allocable thereto, within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the Participant’s Account Balance, as so determined, is $5,000 or less, the Plan may distribute the Participant’s entire vested Account without the Participant’s consent or the consent of his or her Spouse. Provided, however, in the event such a mandatory distribution exceeds $1,000, determined taking into account, however, all prior rollovers from the other plans 36 83298123v.26 on behalf of the Participant, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by a Participant in a direct rollover or to receive a distribution paid directly to the Participant, then the Plan Administrator will cause the distribution to be paid in a direct rollover to an individual retirement plan designated by the Plan Administrator. If such mandatory distribution amount does not exceed $1,000, the Account Balance will be paid in one lump sum to the Participant as soon as practicable after the Participant’s separation from service, without his or her consent or the consent of his or her Spouse. For purposes of this Section 6.1 and the determination of whether a Participant’s Account Balance is greater than $1,000, the Participant’s Roth Elective Contribution Account and the Participant’s other accounts comprising the remainder of the Participant’s Account Balance shall be treated as accounts held under two separate plans (within the meaning of Section 414(l) of the Code). 6.2 Medium of Distribution A Participant’s Account Balance will be distributed by check to the Participant or Beneficiary entitled to it (or to his or her designated agent). Alternatively, as to any amount invested in the FMC Stock Fund at the time of distribution, the Participant or, where applicable, his or her Beneficiary, may request a certificate representing the whole shares of FMC Stock held for him or her, and a check representing any fractional share. The Administrator will establish uniform and nondiscriminatory rules governing the timing, content and manner of elections under this Section 6.2. 6.3 Forms of Benefit 6.3.1 A Participant or Beneficiary may elect to have his or her Account Balance distributed in any of the forms described below. (a) Lump Sum: This form of benefit pays the entire Account Balance in one payment. (b) Installments for a Fixed Period: The Participant or Beneficiary may elect to receive annual, quarterly or monthly installments over a fixed period of 20 years or less 6.3.2 If the Participant chooses to receive installments, the size of each installment will be calculated by dividing the Account Balance determined as of the date described in Section 5.1 by the total number of installments remaining to be paid. 6.3.3 The Administrator will establish uniform and nondiscriminatory rules governing the timing, content and manner of elections under this Section 6.3. 6.4 Change in Form, Timing or Medium of Benefit Payment Any former Employee who is a Participant and who has chosen to defer payment of his or her Account Balance may request a change in the form, timing or medium in which his or her Account Balance will be paid, so long as the revised election conforms to Section 6.3. Once benefit payments have begun, no Participant may change the form, timing or medium of payment of his or her Account Balance. 37 83298123v.26 6.5 Direct Rollover of Eligible Rollover Distributions 6.5.1 Notwithstanding any provision of the Plan, a Distributee may elect, at the time and in the manner prescribed below, to have any portion of an Eligible Rollover Distribution paid in a Direct Rollover to an Eligible Retirement Plan specified by the Distributee. 6.5.2 At least 30, but no more than 90, days before the Annuity Starting Date, the Administrator will furnish the Participant with a notice containing information regarding his or her right to take distribution directly or to elect a Direct Rollover, and some of the federal tax consequences of the alternative types of distribution. The notice must meet the requirements of Code Section 402(f). The Administrator will give the Participant an election period of at least 30 days to decide whether to elect a Direct Rollover. Notwithstanding the foregoing, the election period may end immediately after the Participant makes an affirmative election as to whether to receive the distribution directly or in the form of a Direct Rollover, so long as the Participant is properly informed of his or her right to a full 30-day election period, and waives the remainder of the election period. 6.5.3 Notwithstanding any provision herein to the contrary, with respect to any portion of a distribution from the Plan of a deceased Employee, an individual who is the designated Beneficiary (as defined by Code Section 401(a)(9)(E)) of the Employee and who is not the Surviving Spouse of the Employee shall be permitted to make a direct trustee-to-trustee transfer of the distribution to an individual retirement plan described in Code Section 402(c)(8)(B)(i) or (ii) established for the purposes of receiving the distribution on behalf of such designated Beneficiary. In such event, the transfer shall be treated as an Eligible Rollover Distribution, the individual retirement plan shall be treated as an inherited individual retirement account or individual retirement annuity (within the meaning of Code Section 408(d)(3)(C)) and Code Section 401(a)(9)(B) (other than clause (iv) thereof) shall apply to such individual retirement plan. 6.6 In-service and Hardship Withdrawals 6.6.1 An active Participant who has reached age 591/2 may elect to withdraw all or any part of his or her Account. The Administrator will establish uniform and nondiscriminatory procedures for requesting, granting and processing in-service withdrawals under this Section 6.6.1, which may include telephonic or electronic procedures, as and to the extent permitted by applicable law or regulation. 6.6.2 An active Participant who has not reached age 591/2 may make a withdrawal of the following portions of the Participant’s Account Balance in the order listed below: (a) all or part of the After-Tax Contributions he or she made to the FMC Plans after March 31, 1986 and before January 1, 1987; (b) all earnings or appreciation attributable to After-Tax Contributions he or she made to the FMC Plans after March 31, 1986 and before January 1, 1987; (c) all or part of the After-Tax Contributions he or she made to the FMC Plans, the FMCTI Plan, or to the Plan after December 31, 1986;

38 83298123v.26 (d) all or part of his or her After-Tax Contributions made to the FMC Plans before April 1, 1982, or, if less, the amount in the Participant’s After-Tax Contribution Account allocable to those contributions; (e) any amount remaining in the Participant’s After-Tax Contribution Account that is allocable to After-Tax Contributions made to the FMC Plans before April 1982; (f) all earnings or appreciation attributable to the After-Tax Contributions he or she made to the FMC Plans, the FMCTI Plan, or to the Plan after December 31, 1986; (g) all the vested value of his or her Contingent Account; and (h) all of the current value of vested Company Contributions and FMC contributions made as to After-Tax Contributions he or she made to the Plan, the FMCTI Plan, or FMC Plans after December 31, 1986 and before January 1, 2011. The Administrator will establish uniform and nondiscriminatory procedures for requesting, granting and processing in-service withdrawals under this Section 6.6.2, which may include electronic or telephonic procedures, as and to the extent permitted by applicable law or regulation. 6.6.3 An active Participant may make a hardship withdrawal from his or her Pre-Tax Contribution Account or Roth Elective Contribution Account if he or she demonstrates to the Administrator that the withdrawal is necessary to satisfy the Participant’s immediate and financial need. A hardship withdrawal cannot exceed 100% of such Participant’s Pre-Tax Contribution Account or Roth Elective Contribution Account (including adjustment for any income credited to such Participant’s Pre-Tax Contribution Account or Roth Elective Contribution Account) at the date of the withdrawal. In addition, the minimum hardship withdrawal permitted is $500, or, if less, the total amount of a Participant’s Pre-Tax Contribution Account or Roth Elective Contribution Account (including adjustment for any income credited to such Participant’s Pre-Tax Contribution Account or Roth Elective Contribution Account) at the date of withdrawal. (a) A distribution is on account of an immediate and heavy financial need if it is for: (i) Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income); (ii) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments); (iii) Payment of tuition, related educational fees and room and board expenses for up to the next 12 months of post-secondary education for the Participant, the Participant’s Spouse, children or dependents (as defined in Code Section 152, determined without regard to Code Sections 152(b)(1), 152(b)(2) and 152(d)(1)(B)); 39 83298123v.26 (iv) Payments necessary to prevent the Participant’s eviction from his or her principal residence, or foreclosure on the mortgage on the Participant’s principal residence; (v) Payments for burial or funeral expenses for the Participant’s deceased parent, Spouse, children or dependents (as defined in Code Section 152, determined without regard to Code Section 152(d)(1)(B)); or (vi) Expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty loss deduction under Code Section 165 (determined without regard to Code Section 165(h)(5) and whether the loss exceeds 10% of adjusted gross income); or (vii) Payment of expenses and losses (including loss of income) incurred on account of a disaster declared by the Federal Emergency Management Agency (“FEMA”) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Public Law 100-707, provided that the Participant’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster. (b) In the event that the Administrator determines that a Participant has an immediate and heavy financial need in accordance with Section 6.6.3(a), a hardship withdrawal may be made from the Plan only if the amount of such distribution is considered as necessary to satisfy such immediate and heavy financial need of the Participant pursuant to the following standards: (i) The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); (ii) The Participant makes a representation in writing (including by using an electronic medium) or such other form as may be prescribed by the Commissioner of the Internal Revenue Service that the Participant has insufficient cash or other liquid assets reasonably available to satisfy the need and the Employer does not have actual knowledge that is contrary to that representation; and (iii) The Participant has obtained all other currently available distributions (including distribution of ESOP dividends under Code Section 505(k) but excluding hardship distributions and loans) under the Plan and all other plans of deferred compensation, whether qualified or nonqualified, maintained by the Participating Employer or any other employer. 6.6.4 The Administrator will establish uniform and nondiscriminatory procedures for requesting, granting and processing hardship withdrawals. 40 83298123v.26 6.6.5 Notwithstanding any provision of the Plan to the contrary, effective as of the dates prescribed below, a Participant who is a Qualified Individual (as defined below) may access amounts in his or her Accounts through a coronavirus distribution (“CV Distribution”). This Section 6.6.5 is intended to be administered in accordance with, and subject to the limitations of, Sections 2202(a) and (b) of the CARES Act, IRS Notice 2020-50 and any future guidance, rules or regulations issued by the IRS. (a) Qualified Individual. A Participant will be a Qualified Individual eligible for the relief described in this Section 6.6.5 if the Participant certifies, in accordance with procedures established by the Administrator or its delegate, that he or she has experienced one of the following events: (i) the Participant is diagnosed with the SARS-CoV-2 virus or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention (including a test authorized under the Federal Food, Drug, and Cosmetic act); (ii) the Participant’s Spouse or dependent is diagnosed with such virus or disease; or (iii) the Participant experiences adverse financial consequences stemming from the virus or disease as a result of the closing or reduction of hours of a business owned or operated by the Participant or beneficiary, the Participant’s or Beneficiary’s Spouse or a member of the Participant’s household (i) being quarantined, furloughed, laid off, having reduced work hours, (ii) being unable to work due to lack of child care, a reduction in pay or having a job offer rescinded or start date for a job delayed. (b) A Participant who is a Qualified Individual may, for the period beginning April 6, 2020, and ending December 31, 2020 (or such other end date as specified in guidance issued by the IRS), take a CV Distribution from the vested portion of his or her Accounts (with such sources in the Participant’s Account being depleted in the same order as Hardship Withdrawals under Section 6.6.3). A Participant may take as many CV Distributions as he or she chooses under the Plan; however, the aggregate amount of a Participant’s CV Distributions under the Plan and any other eligible retirement plan under which the Participant participates may not exceed $100,000, as certified by the Participant. (c) A CV Distribution will not be subject to the 10% early distribution penalty under Code Section 72(t) or 20% mandatory income tax withholding. In addition, a Participant who takes a CV Distribution may elect to repay all or a portion of such distribution to the Plan within three (3) years of the CV Distribution (and those repayments will not be subject to the IRS contribution limits). The Plan will accept a re-contribution of a CV Distribution provided that such re-contribution is eligible for direct rollover treatment under Section 2202(a)(3) of the CARES Act, and such re-contribution is made in accordance with IRS Notice 2020-50 or any subsequent guidance issued by the IRS. The Plan also may accept re-contribution of CV 41 83298123v.26 Distributions received by a Participant from an eligible retirement plan, as defined in Section 2202(a)(4)(C) of the CARES Act, other than the Plan, in accordance with procedures and limitations established by the Plan Administrator. 6.7 Loans 6.7.1 An active Participant may submit an application to the Administrator to borrow from his or her Account (on such uniform and nondiscriminatory terms and conditions as the Administrator shall prescribe) an amount, when added to the amount of any then outstanding loan, does not exceed the lesser of: (a) $50,000, reduced by the excess (if any) of the Participant’s highest outstanding Plan loan balance during the one-year period ending on the day before the loan is made over the Participant’s outstanding Plan loan balance on the day the loan is made; and (b) 50% of the Participant’s Account as of the Valuation Date coincident with or immediately preceding the date the Administrator receives the application. In calculating the Participant’s loan limit, all loans from qualified plans of the Company and all Affiliates will be aggregated. 6.7.2 Each loan granted under the Plan will meet the following requirements: (a) it must be evidenced by a negotiable promissory note; (b) the rate of interest payable on the unpaid balance of the loan will be reasonable; (c) the amount of the loan must be at least $1,000; (d) the loan, by its terms, must require repayment within five years; (e) the loan will be secured by the Participant’s interest in the Account Balance of his or her Account, but not to exceed 50% of such Account; and (f) the loan must be repaid through payroll deduction, or, if the loan has been outstanding for at least three months, the Participant may make one payment by check or money order of the full amount of principal and interest then outstanding. 6.7.3 If a Participant is granted a loan, a “Loan Account” will be established for the Participant. All Loan Accounts will be held by the Funding Agent, as part of the Trust Fund. The loan amount will be transferred from a Participant’s other Accounts according to uniform and nondiscriminatory ordering rules adopted by the Administrator, and will be disbursed from the Loan Account. Principal and interest payments of a loan will be credited initially to the Loan Account of the Participant, and will be transferred as soon as reasonably practicable thereafter to the other Accounts of the Participant according to uniform and nondiscriminatory ordering rules adopted by the Administrator. All fees and expenses incurred in connection with a loan obligation of a Participant will be borne solely by the Participant’s Account.

42 83298123v.26 6.7.4 Loan repayments will be made through payroll withholding during a Participant’s employment. Each Participant who requests a loan consents to such payroll withholding for repayment of the loan. Upon termination of employment, a Participant may elect to continue to repay the loan under such uniform and nondiscriminatory rules as the Administrator has established. The Administrator will cease payroll reduction for loan repayments as soon as reasonably practicable after receipt of a court order to do so in the event of a Participant’s bankruptcy, and the loan will immediately be deemed to be in default. Any fees and expenses incurred in connection with a loan and loss caused by nonpayment or other default on a loan obligation will be borne solely by the Loan Account of the Participant. A default will constitute a taxable event to the Participant, necessitating certain reporting obligations on the Administrator’s part, and the note evidencing a loan in default will be executed upon and processed in accordance with the uniform and nondiscriminatory rules adopted by the Administrator. A Participant’s loan repayments will, at his or her request, be suspended during the time he or she is absent as a result of qualifying military service (as determined under USERRA), as permitted under Code Section 414(u)(4). 6.7.5 A Participant may not have more than two loans outstanding at any given time. 6.7.6 Upon termination of employment, a Participant who has an outstanding loan under the Plan must repay his or her loan in a lump sum or the loan will be in default. Notwithstanding the above, the Committee (or its delegate) may, in its sole discretion, allow terminated Participants to continue to repay loans under such uniform and nondiscriminatory rules as the Committee (or its delegate) determines. 6.7.7 Roth Elective Contributions. A Participant’s Roth Elective Contributions, including earnings on such contributions, shall not be available to be borrowed. 6.7.8 CV Loans and Suspension of Loan Repayments. (a) For a Qualified Individual (as defined in Section 6.6.5(a)), for loans taken from March 27, 2020, until December 31, 2020 (or such other end date as specified in future guidance issued by the Internal Revenue Service), the maximum loan amount under Section 6.7.1 is increased to the lesser of (1) $100,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made over the outstanding balance of loans from the Plan on the date the loan is made, or (2) 100% of the Participant's Account under the Plan. (b) A Qualified Individual may suspend loan repayments due between March 27, 2020, through December 31, 2020, on any existing loan until January 1, 2021. A Qualified Individual who takes a new loan during this period will have repayments due on such loan automatically suspended until January 1, 2021. When loan payments recommence as of January 1, 2021, the loan repayment schedule will be re-amortized to reflect the suspended payments, adjusted for interest, and the term of the loan will be extended for up to one year, notwithstanding anything in this Article VII to the contrary. 43 83298123v.26 ARTICLE VII Death Benefit 7.1 Payment of Account Balance 7.1.1 Subject to the provisions of Section 5.2, if a Participant dies before payment of his or her Account Balance has begun, his or her Account Balance will be paid to the Participant’s Beneficiary in the form of benefit chosen by the Beneficiary under Sections 6.2 and 6.3. The Beneficiary of a Participant who is married on the date of his or her death will be the Participant’s Surviving Spouse, unless the Participant has designated another Beneficiary and the Surviving Spouse consented to the designation, both as provided in Section 7.3. 7.2 Failure to Name a Beneficiary If a Participant fails to name a Beneficiary and dies before payment of his or her Account Balance begins, or if no designated Beneficiary survives the Participant, the Administrator will pay any amounts due after the Participant’s death to the Participant’s Surviving Spouse or, if there is no Surviving Spouse, to the Participant’s estate. 7.3 Waiver of Spousal Beneficiary Rights 7.3.1 A Participant may designate someone other than his or her Surviving Spouse as his or her primary Beneficiary only if the designation or election meets the requirements of this Section 7.3 outlined below. 7.3.2 The Administrator will provide each Participant with a written explanation of: (a) the right of the Participant to name someone other than his or her Surviving Spouse as a Beneficiary; (b) the right of the Participant’s Spouse to be named as the primary Beneficiary for all of the Participant’s Account Balance and the effect of waiving that right; and (c) the Participant’s right to revoke a previous designation of someone other than the Surviving Spouse as a Beneficiary, and the effect of such a revocation. 7.3.3 A designation of someone other than the Surviving Spouse as a primary Beneficiary will be effective only if it is made in writing and consented to by the Participant’s Spouse, with the Spouse’s consent witnessed by a notary public or the Administrator. Any subsequent change of Beneficiary to an individual who is not the Participant’s Surviving Spouse must also be in writing and consented to by the Participant’s Spouse, with the Spouse’s consent witnessed by a notary public or the Administrator. Spousal consent is not necessary if the Participant establishes to the satisfaction of a Plan representative that the Participant does not have a Spouse, or that the Participant’s Spouse cannot be located. Spousal consent is also unnecessary if the Participant produces a court order to the effect that the Participant is legally separated from his or her Spouse or has been abandoned by the Spouse, within the meaning of the law of the Participant’s state of residence, unless a qualified domestic relations order requires otherwise. If the Participant’s 44 83298123v.26 Spouse is legally incompetent to give consent, the spouse’s legal guardian may give the Spouse’s consent, even if the legal guardian is the Participant. A Spouse’s consent will be valid only as to that Spouse, and an election deemed effective without the Spouse’s consent will be valid only as to the Spouse designated as to that election. A Participant may revoke a prior designation of someone other than the Surviving Spouse as a primary Beneficiary without the consent of his or her Spouse, and may revoke such a designation an unlimited number of times. 7.3.4 A Participant’s former Spouse will be treated as the Spouse or Surviving Spouse only to the extent provided under a qualified domestic relations order as described in Code Section 414(p). ARTICLE VIII Fiduciaries 8.1 Named Fiduciaries 8.1.1 The Company is the Plan sponsor and a “named fiduciary,” as that term is defined in ERISA Section 402(a)(2), with respect to control over and management of the Plan’s assets only to the extent that it (a) appoints the members of the Committee which administers the Plan at the Administrator’s direction; (b) delegates its authorities and duties as “plan administrator” (as defined under ERISA) to the Committee; and (c) continually monitors the performance of the Committee. 8.1.2 The Company as Administrator, and the Committee, which administers the Plan at the Administrator’s direction, are “named Fiduciaries” of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan. The Administrator is also the “administrator” and “plan administrator” of the Plan, as those terms are defined in ERISA Section 3(16)(A) and Code Section 414(g), respectively. 8.1.3 The Trustee is a “named fiduciary” of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to manage and control all Trust assets, except to the extent that authority is allocated under the Plan and Trust to the Administrator or is delegated to an Investment Manager, an insurance company, or the Plan Participants at the direction of the Administrator or the Committee. 8.1.4 The Company, Committee, Administrator and Trustee are the only named fiduciaries of the Plan. 8.2 Employment of Advisers A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice regarding any of the named fiduciary’s or fiduciary’s responsibilities under the Plan. 45 83298123v.26 8.3 Multiple Fiduciary Capacities Any named fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan. 8.4 Payment of Expenses All Plan expenses, including expenses of the Administrator, the Committee, the Trustee, any Investment Manager and any insurance company, will be paid by the Trust Fund, unless a Participating Employer elects to pay some or all of those expenses. All or a portion of the recordkeeping costs or charges imposed or incurred (if any) in maintaining the Plan may be charged on a per capita basis to the Account of each Participant. In addition, all charges imposed or incurred (if any) for an Investment Fund or a transfer between Investment Funds will be charged to the Account of the Participant directing that investment. In addition, all charges imposed or incurred for a Participant loan or for qualified domestic relations order administration will be charged to the Account of the Participant requesting the transaction. 8.5 Indemnification To the extent not prohibited by state or federal law, each Participating Employer agrees to, and will indemnify and save harmless the Administrator, any past, present, additional or replacement member of the Committee, and any other Employee, officer or director of that Participating Employer, from all claims for liability, loss, damage (including payment of expenses to defend against any such claim) fees, fines, taxes, interest, penalties and expenses which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act. ARTICLE IX Plan Administration 9.1 Powers, Duties and Responsibilities of the Administrator and the Committee 9.1.1 The Administrator and the Committee shall serve as the named fiduciary and shall have full discretion and power to construe the Plan and to determine all questions of fact or interpretation that may arise under it. An interpretation of the Plan or determination of questions of fact regarding the Plan by the Administrator or Committee will be conclusively binding on all persons interested in the Plan. 9.1.2 The Administrator and the Committee have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as they deem necessary or proper to administer the Plan. 9.1.3 Subject to the terms of the Plan, the Administrator and/or the Committee will determine the time and manner in which all elections authorized by the Plan must be made or revoked.

46 83298123v.26 9.1.4 The Administrator and the Committee have all the rights, powers, duties and obligations granted or imposed upon them elsewhere in the Plan. 9.1.5 The Administrator and the Committee have the power to do all other acts in the judgment of the Administrator or Committee necessary or desirable for the proper and advantageous administration of the Plan. 9.1.6 The Administrator and the Committee will exercise all of their responsibilities in a uniform and nondiscriminatory manner. 9.1.7 The Administrator and the Committee may delegate their authority and duties to such persons as each may designate. 9.1.8 The Administrator and the Committee may authorize in writing any person to execute any document or documents on their behalf, and any interested person, upon receipt of notice of such authorization directed to it, may thereafter accept and rely upon any document executed by such authorized person until the Administrator shall deliver to such interested person a written revocation of such authorization. 9.1.9 Any reference to the Administrator herein shall be deemed to include a reference to any duly appointed delegate. 9.1.10 Employees shall receive no compensation, directly or indirectly, from the Trust for their services rendered to or as the Administrator. 9.2 Investment Powers, Duties and Responsibilities of the Administrator and the Committee 9.2.1 The Administrator and the Committee have the power to make and deal with any investment of the Trust in any manner it deems advisable and which is consistent with the Plan. Notwithstanding the foregoing, the power to make and deal with Trust investments does not extend to any assets subject to the direction and control of Plan Participants as described in Section 9.3.2. 9.2.2 The Administrator and/or the Committee will establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. 9.2.3 The Administrator and the Committee have the power to direct that assets of the Trust be held in a trust or a master trust consisting of assets of plans maintained by a Participating Employer that are qualified under Code Section 401(a). 9.3 Investment of Accounts 9.3.1 The Administrator or, as delegated by the Administrator, the Committee, may establish such different Investment Funds as it from time to time determines to be necessary or advisable for the investment of Participants’ Accounts, excluding Investment Funds pursuant to which Accounts can be invested in “qualifying employer securities,” as defined in Part 4 of Title I of ERISA. Each Investment Fund will have the investment objective or objectives established by the Administrator or Committee. 47 83298123v.26 9.3.2 The Administrator or, as delegated by the Administrator, the Committee may in its sole discretion permit Participants to determine the portion of their Accounts that will be invested in each Investment Fund. The frequency with which a Participant may change his or her investment election concerning future Pre-Tax Contributions and Roth Elective Contributions or his or her existing Account will be governed by uniform and nondiscriminatory rules established by the Administrator or the Committee. To the extent permitted under ERISA, the Plan is intended to comply with and be governed by Section 404(c) of ERISA. 9.4 Valuation of Accounts A Participant’s Accounts will be revalued at fair market value on each Valuation Date. On each Valuation Date, the earnings and losses of the Trust will be allocated to each Participant’s Account in the ratio that his or her total Account Balance bears to all Account Balances. Notwithstanding the foregoing, if the Administrator or Committee establishes Investment Funds pursuant to Section 9.3, the earnings and losses of the particular Investment Funds will be allocated in the ratio that the portion of each Participant’s Account Balance invested in a particular Investment Fund bears to the total amount invested in that fund. If and to the extent the rules of any Investment Fund require a different method of valuation, those rules will be followed. 9.5 The Insurance Company The Administrator or the Committee may appoint one or more insurance companies as Funding Agents, and may purchase insurance contracts, annuity contracts or policies from one or more insurance companies with Plan assets. Neither the Administrator nor the Committee, nor any other Plan fiduciary will be liable for any act or omission of an insurance company with respect to any duties delegated to any insurance company. 9.6 Compensation Each person providing services to the Plan will be paid such reasonable compensation as is from time to time agreed upon between the Company and that service provider, and will have his, her or its expenses reimbursed. Notwithstanding the foregoing, no person who is an Employee will be paid any compensation for his or her services to the Plan. 9.7 Delegation of Responsibility The Administrator and the Committee may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, their administrative responsibilities, including their fiduciary duties. The Committee may from time to time allocate or delegate to any subcommittee, member of the Committee and others, not necessarily employees of the Company, any of its duties relative to compliance with ERISA, administration of the Plan and other related matters, including those involving the exercise of discretion. The Company’s duties and responsibilities under the Plan will be carried out by its directors, officers and employees, acting on behalf of and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries. No director, officer or employee of the Company will be a fiduciary with respect to the Plan unless he or she is specifically so designated and expressly accepts such designation. 48 83298123v.26 9.8 Committee Members The Committee will consist of at least three people, who need not be directors, and will be appointed by the Chief Executive Officer of the Company. Any Committee member may resign and the Chief Executive Officer may remove any Committee member, with or without cause, at any time. A majority of the members of the Committee will constitute a quorum for the transaction of business, and the act of a majority of the Committee members at a meeting at which a quorum is present will be an act of the Committee. The Committee can act by written consent signed by all of its members. Any member of the Committee who is an Employee cannot receive compensation for his or her services for the Committee. No Committee member will be entitled to act on or decide any matter relating solely to his or her status as a Participant. ARTICLE X Appointment of Trustee The Committee or its authorized delegate will appoint the Trustee and either may remove it. The Trustee accepts its appointment by executing the trust agreement. A Trustee will be subject to direction by the Committee or its authorized delegate or, to the extent specified by the Company, by an Investment Manager or other Funding Agent, and will have the degree of discretion to manage and control Plan assets specified in the trust agreement. Neither the Administrator nor the Committee, nor any other Plan fiduciary will be liable for any act or omission to act of a Trustee, as to duties delegated to the Trustee. Any Trustee appointed under this Article XI will be an institution. ARTICLE XI Plan Amendment or Termination 11.1 Plan Amendment or Termination The Company may amend, modify or terminate this Plan at any time by resolution of its Board or by resolution of or other action recorded in the minutes of the Administrator or the Committee. Execution and delivery by the Chairman of the Board, the President, any Vice President of the Company or the Committee of an amendment to the Plan is conclusive evidence of the amendment, modification or termination. 11.2 Limitations on Plan Amendment No Plan amendment can: (a) authorize any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries; (b) decrease the accrued benefits of any Participant or his or her Beneficiary under the Plan; or 49 83298123v.26 (c) except to the extent permitted by law, eliminate or reduce an early retirement benefit or retirement-type subsidy (as defined in Code Section 411) or an optional form of benefit with respect to service prior to the date the amendment is adopted or effective, whichever is later. 11.3 Right to Terminate Plan or Discontinue Contributions The Participating Employers intend and expect to continue this Plan in effect and to make the contributions provided for in this Plan. However, the Company reserves the right to terminate the Plan at any time in the manner set forth in Section 11.1. In addition, each Participating Employer reserves the right to completely discontinue contributions to the Plan for its Employees at any time. Upon termination of the Plan, each affected Participant’s Account Balance will be vested and nonforfeitable and the Trust will continue until the Trust Fund has been distributed. 11.4 Bankruptcy If the Company is ever judicially declared bankrupt or insolvent, and no provisions to continue the Plan are made in the bankruptcy or insolvency proceeding, the Plan will, to the extent permissible under federal bankruptcy law, be completely terminated. ARTICLE XII Miscellaneous Provisions 12.1 Subsequent Changes All benefits to which any Participant, Surviving Spouse or Beneficiary may be entitled under this Plan will be determined under the Plan as in effect when the Participant ceases to be an Eligible Employee, and will not be affected by any subsequent change in the provisions of the Plan, unless either the Participant again becomes an Eligible Employee or the subsequent change expressly applies to the Participant. 12.2 Merger or Transfer of Assets 12.2.1 Neither the merger or consolidation of a Participating Employer with any other person, nor the transfer of the assets of a Participating Employer to any other person, nor the merger of the Plan with any other plan will constitute a termination of the Plan. 12.2.2 The Plan may not merge or consolidate with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). 12.3 Benefits Not Assignable 12.3.1 A Participant’s Account Balance may not be assigned or alienated either voluntarily or involuntarily.

50 83298123v.26 12.3.2 Notwithstanding the foregoing, a Participant may pledge his or her Pre-Tax Account as security for a loan under Section 6.7. In addition, the Administrator or Committee will comply with the terms of any qualified domestic relations order, as defined in Code Section 414(p). Notwithstanding any other provision of the Plan, the Funding Agent has all powers that would otherwise be assigned to the Administrator, regarding the interpretation of and compliance with qualified domestic relations orders, including the power make and enforce rules regarding segregations of or holds on a Participant’s Account to comply with a qualified domestic relations order, or when a domestic relations order is reasonably expected, or is under examination of its status. 12.3.3 The prohibition of Section 12.3.1 will not apply to any offset of a Participant’s Account Balance against an amount the Participant is ordered or required to pay to the Plan under a judgment, order, decree or settlement agreement that meets the requirements of this Section 12.3.3. The requirement to pay must arise under a judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of that part 4. In addition, the judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount that must be paid to the Plan against the Participant’s Account Balance. 12.4 Exclusive Benefit of Participants Notwithstanding any other provision of the Plan, no part of the Trust Fund must ever be used for, or diverted to, any purpose other than the exclusive providing benefits to Participants and their Beneficiaries and defraying the reasonable expenses of the Plan, except that, upon the direction of the Administrator: (a) any contribution made by a Participating Employer by a mistake of fact will be returned within one year after payment of the contribution; (b) any contribution made by a Participating Employer that was conditioned upon its deductibility shall be returned to the extent disallowed as a deduction under Code Section 404 within one year after the deduction is disallowed; and (c) any contribution that was initially conditioned on the Plan’s satisfying the requirements of Code Section 401(a) will be returned to the Participating Employer who made it, if the Plan is initially determined not to satisfy the requirements of Code Section 401(a). Any amount a Participating Employer seeks to recover under paragraph (a) or (b) will be reduced by the amount of any losses attributable to it, but will not be increased by the amount of any earnings attributable to it. 12.5 Benefits Payable to Minors, Incompetents and Others If any benefit is payable to a minor, an incompetent, or a person otherwise under a legal disability, or to a person the Administrator reasonably believes to be physically or mentally 51 83298123v.26 incapable of handling and disposing of his or her property, whether because of his or her advanced age, illness, or other physical or mental impairment, the Administrator has the power to apply all or any part of the benefit directly to the care, comfort, maintenance, support, education, or use of the person, or to pay all or any part of the benefit to the person’s parent, guardian, committee, conservator, or other legal representative, wherever appointed, to the individual with whom the person is living or to any other individual or entity having the care and control of the person. The Plan, the Administrator and any other Plan fiduciary will have fully discharged their responsibilities to the Participant, Surviving Spouse or Beneficiary entitled to a payment by making payment under the preceding sentence. 12.6 Plan Not A Contract of Employment The Plan is not a contract of employment, and the terms of employment of any Employee will not be affected in any way by the Plan or any related instruments, except as specifically provided in the Plan or related instruments. Participation in the Plan shall not entitle any Employee to be retained in the employ of the Company or an Affiliate, and the right and power of the Company or an Affiliate to dismiss or discharge any Employee is specifically reserved. 12.7 Source of Benefits Plan benefits will be paid or provided for solely from the Trust or applicable insurance or annuity contracts, and the Participating Employers assume no liability for Plan benefits. 12.8 Proof of Age and Marriage Participants and Beneficiaries must furnish proof of age and marital status satisfactory to the Administrator or Committee when and if the Administrator or Committee reasonably requests it. The Administrator or Committee may delay the payment of any benefits under the Plan until all pertinent information regarding age and marital status has been presented to it, and then, if appropriate, make payment retroactively. 12.9 Controlling Law The Plan is intended to qualify under Code Section 401(a) and to comply with ERISA, and its terms will be interpreted accordingly. If any Plan provision is subject to more than one construction, the ambiguity will be resolved in favor of the interpretation or construction consistent with that intent. Similarly, if there is a conflict between any Plan provisions, or between any Plan provision and any Plan administrative form submitted to the Administrator, the Plan provisions necessary to retain qualified status under Code Section 401(a) will govern. Otherwise, to the extent not preempted by ERISA or as expressly provided herein, the laws of the State of Delaware (other than its conflict of laws provisions) will control the interpretation and performance of the Plan. 12.10 Income Tax Withholding The Administrator or Committee may direct that any amounts necessary to comply with applicable employment tax law be withheld from any payment due under this Plan. 52 83298123v.26 12.11 Claims Procedure 12.11.1 Any application for benefits under the Plan and all inquiries concerning the Plan shall be submitted to the Company at such address as may be announced to Participants from time to time. Applications for benefits shall be in the form and manner prescribed by the Company and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant’s Surviving Spouse or Beneficiary, as the case may be. 12.11.2 The Plan Administrator shall give written or electronic notice of its decision on any application to the applicant within 90 days of receipt of the application. Electronic notification may be used, at the discretion of the Plan Administrator (or Review Panel, as discussed below). If special circumstances require a longer period of time, the Plan Administrator shall provide notice to the applicant within the initial 90-day period, explaining the special circumstances requiring the extension of time and the date by which the Plan expects to render a benefit determination. A decision will be given as soon as possible, but no later than 180 days after receipt of the application. In the event any application for benefits is denied in whole or in part, the Plan Administrator shall notify the applicant in writing or electronic notification of the right to a review of the denial. Such notice shall set forth, in a manner calculated to be understood by the applicant: the specific reasons for the denial; the specific references to the Plan provisions on which the denial is based; a description of any information or material necessary to perfect the application and an explanation of why such material is necessary; and a description of the Plan’s review procedures and the applicable time limits to such procedures, including a statement of the participant’s right to bring a civil action under ERISA Section 502(a) following a denial on review. 12.11.3 The Company shall appoint a “Review Panel,” which shall consist of three or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary that has the authority to act with respect to any appeal from a denial of benefits under the Plan, and shall hold meetings at least quarterly, as needed. The Review Panel shall have the authority to further delegate its responsibilities to two or more individuals who may (but need not) be employees of the Company. 12.11.4 Any person (or his authorized representative) whose application for benefits is denied in whole or in part may appeal the denial by submitting to the Review Panel a request for a review of the application within 60 days after receiving notice of the denial. The Review Panel shall give the applicant or such representative the opportunity to submit written comments, documents, and other information relating to the claim; and an opportunity to review, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other relevant information (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: “Review Panel of the John Bean Technologies Corporation Employee Benefits Plan Committee, 70 West Madison, Suite 4400, Chicago, Illinois 60602”. The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents, or other material as it may deem necessary or appropriate in making its review. The Review Panel will consider all comments, documents, and other information submitted by the applicant regardless of whether such information was submitted or considered during the initial benefit determination. 53 83298123v.26 12.11.5 The Review Panel shall act upon each request for review within 60 days after receipt thereof. If special circumstances require a longer period of time, the Review Panel shall so notify the applicant within the initial 60 days, explaining the special circumstances requiring the extension of time and the date by which the Review Panel expects to render a benefit determination. A decision will be given as soon as possible, but no later than 120 days after receipt of the request for review. The Review Panel shall give notice of its decision to the Company and the applicant. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based. If such an extension of time for review is required because of special circumstances, the Plan Administrator shall provide the applicant with written notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth in a manner calculated to be understood by the applicant: the specific reasons for such denial; the specific references to the Plan provisions on which the decision is based; the applicant’s right, upon request and free of charge, to receive reasonable access to, and copies of, all documents and other relevant information (other than legally-privileged documents and information); and a statement of the applicant’s right to bring a civil action under ERISA Section 502(a). 12.11.6 The Review Panel shall establish such rules and procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 12.11. 12.11.7 To the extent an application for accelerated vesting as a result of a Disability requires the Plan Administrator or the Review Panel, as applicable, to make a determination of Disability under the terms of the Plan, such determination shall be subject to all of the general rules described in this Section 12.11, except as they are expressly modified by this Section 12.11.7. (a) If the applicant’s claim is for benefits as a result of Disability, then the initial decision on a claim for disability benefits will be made within 45 days after the Plan receives the applicant’s claim, unless special circumstances require additional time, in which case the Plan Administrator will notify the applicant before the end of the initial 45-day period of an extension of up to 30 days. If necessary, the Plan Administrator may notify the applicant, prior to the end of the initial 30-day extension period, of a second extension of up to 30 days. If an extension is due to the applicant’s failure to supply the necessary information, the notice of extension will describe the additional information and the applicant will have 45 days to provide the additional information. Moreover, the period for making the determination will be delayed from the date the notification of extension was sent out until the applicant responds to the request for additional information. No additional extensions may be made, except with the applicant’s voluntary consent. The contents of the notice shall be the same as described in Section 12.11.2 above. If a benefit claim as a result of Disability is denied in whole or in part, the applicant (or his authorized representative) will receive written or electronic notification, as described in Section 12.11.2.

54 83298123v.26 (b) If an internal rule, guideline, protocol or similar criterion is relied upon in making the adverse determination, then the notice to the applicant of the adverse decision will either set forth the internal rule, guideline, protocol or similar criterion, or will state that such was relied upon and will be provided free of charge to the applicant upon request (to the extent not legally-privileged) and if the applicant’s claim was denied based on a medical necessity or experimental treatment or similar exclusion or limit, then the applicant will be provided a statement either explaining the decision or indicating that an explanation will be provided to the applicant free of charge upon request. (c) The Review Panel, as described above in Section 12.11.3 shall be the named fiduciary that has the authority to act on with respect to any appeal from a denial of benefits as a result of Disability under the Plan. Any applicant (or his authorized representative) whose application for benefits as a result of Disability is denied in whole or in part may appeal the denial by submitting to the Review Panel a request for a review of the application within 180 days after receiving notice of the denial. The request for review shall be in the form and manner prescribed by the Review Panel and addressed as follows: “Review Panel of the John Bean Technologies Corporation Employee Benefits Plan Committee, 70 West Madison, Suite 4400, Chicago, Illinois 60602”. In the event of such an appeal for review, the provisions of Section 12.11.4 regarding the applicant’s rights and responsibilities shall apply. Upon request, the Review Panel will identify any medical or vocational expert whose advice was obtained on behalf of the Review Panel in connection with an adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination. The entity or individual appointed by the Review Panel to review the claim will consider the appeal de novo, without any deference to the initial benefit denial. The review will not include any person who participated in the initial benefit denial or who is the subordinate of a person who participated in the initial benefit denial. (d) If the initial disability benefit denial was based in whole or in part on a medical judgment, then the Review Panel will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment, and who was neither consulted in connection with the initial benefit determination nor is the subordinate of any person who was consulted in connection with that determination; and upon notifying the applicant of an adverse determination on review, include in the notice either an explanation of the clinical basis for the determination, applying the terms of the Plan to the applicant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request. (e) A decision on review shall be made promptly, but not later than 45 days after receipt of a request for review, unless special circumstances require an extension of time for processing. If an extension is required, the applicant will be notified before the end of the initial 45-day period that an extension of time is required and the anticipated date that the review will be completed. A decision will be given as soon as possible, but not later than 90 days after receipt of a request for review. The 55 83298123v.26 Review Panel shall give notice of its decision to the applicant; such notice shall comply with the requirements set forth in Section 12.11.5. In addition, if the applicant’s claim was denied based on a medical necessity or experimental treatment or similar exclusion, the applicant will be provided a statement explaining the decision, or a statement providing that such explanation will be furnished to the applicant free of charge upon request. The notice shall also contain the following statement: “You and your Plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency.” 12.11.8 No legal or equitable action for benefits under the Plan shall be brought unless and until the applicant (a) has submitted a written application for benefits in accordance with Section 12.11.1 (or 12.11.7(a), as applicable), (b) has been notified by the Plan Administrator that the application is denied, (c) has filed a written request for a review of the application in accordance with Section 12.11.4 (or 12.11.7(c), as applicable); and (d) has been notified that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in Section 12.11.5 (or 12.11.7(e), as applicable). A applicant may not bring an action for benefits in accordance with this Section 12.11.8 later than 90 days after the Review Panel denies the applicant’s application for benefits. 12.12 Participation in the Plan by An Affiliate 12.12.1 With the consent of the Board or an authorized delegate of the Board, any Affiliate, by appropriate action of its board of directors, a general partner or the sole proprietor, as the case may be, may adopt the Plan. Each Affiliate will determine the classes of its Employees that will be Eligible Employees and the amount of its contribution to the Plan on behalf of its Eligible Employees. 12.12.2 With the consent of the Board or an authorized delegate of the Board, a Participating Employer, by appropriate action, may terminate its participation in the Plan. 12.12.3 With the consent of the Board or an authorized delegate of the Board, a Participating Employer, by appropriate action, may withdraw from the Plan and the Trust. A Participating Employer’s withdrawal will be deemed to be an adoption by that Participating Employer of a plan and trust identical to the Plan and the Trust, except that all references to the Company will be deemed to refer to that Participating Employer. At such time and in such manner as the Administrator directs, the assets of the Trust allocable to Employees of the Participating Employer will be transferred to the trust deemed adopted by the Participating Employer. 12.12.4 A Participating Employer will have no power with respect to the Plan except as specifically provided herein. 12.13 Action by Participating Employers Any action required to be taken by the Company pursuant to any Plan provisions will be evidenced in the manner set forth in Section 11.1. Any action required to be taken by a 56 83298123v.26 Participating Employer will be evidenced by a resolution of the Participating Employer’s board of directors or an authorized delegate of that board. Participating Employer action may also be evidenced by a written instrument executed by any person or persons authorized to take the action by the Participating Employer’s board of directors, any authorized delegate of that board, or the stockholders. A copy of any written instrument evidencing the action by the Company or Participating Employer must be delivered to the secretary or assistant secretary of the Company or Participating Employer. 12.14 Dividends Any dividends credited to a group annuity contract between the Participating Employer and the Funding Agent will be used to provide additional benefits under the Plan. 12.15 Incorrect Information, Fraud, Concealment, or Error Any contrary provisions of the Plan notwithstanding, if, because of a human or systems error, or because of incorrect information provided by or correct information failed to be provided by, fraud, misrepresentation, or concealment of any relevant fact (as determined by the Committee) by any person the Plan enrolls any individual, pays benefits under the Plan, incurs a liability or makes any overpayment or erroneous payment, the Plan shall be entitled to recover from such person the benefit paid or the liability incurred, together with all expenses incidental to or necessary for such recovery, including recovery by offsetting the amount of the overpayment from any future payment(s) to such person. 12.16 Recovery of Overpayment If the Plan makes an overpayment, the Plan will have the right, at any time, as elected by the Administrator, or its delegate, to: (a) recover that overpayment from the person to whom it was made; (b) offset the amount of that overpayment from a future payment to such person; or (c) a combination of both. The Plan shall be considered to have established an equitable lien by agreement with the person to whom such overpayment was made. Such Participant, Beneficiary or Alternate Payee shall, upon request of the Administrator, execute and deliver such instruments and papers as may be required and shall do whatever else is necessary to secure such rights of recovery to the Plan. 12.17 Effective Date of Plan Provisions The provisions of the Plan hereunder shall apply as of the date of the restatement and thereafter, subject to amendment, unless otherwise indicated. 57 83298123v.26 12.18 Consent to Plan Terms An Eligible Employee upon becoming a Participant shall be deemed conclusively for all purposes hereof to have consented to the terms and conditions of the Plan and to be bound thereby. 12.19 Missing Participants and Beneficiaries In the event that all or a portion of the benefits payable under the Plan to any person cannot be distributed within one year of the date they become payable because the Administrator is unable to locate the whereabouts or determine the identity of such person, after reasonable efforts, then such benefits shall be forfeited and used to reduce Company contributions under the Plan or to pay Plan expenses. In the event the person (or his or her legal representative) is located after his or her benefits have been forfeited, and files a written claim for payment of benefits and executes such other instruments as the Administrator may require, such benefits shall be restored (without adjustment) retroactive to the date they became payable. 12.20 Masculine, Feminine, Singular and Plural Words used in the masculine shall be read and construed in the feminine where applicable. Wherever required, the singular of any word used in the Plan shall include the plural and the plural may be read in the singular. 12.21 Headings The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions. ARTICLE XIII Top Heavy Provisions 13.1 Top Heavy Definitions For purposes of this Article XIV and any amendments to it, the terms listed in this Section 13.1 have the meanings ascribed to them below. 13.1.1 Aggregate Employer Contributions means the sum of all Company Contributions, Company Nonelective Contributions and Forfeitures allocated under this Plan for a Participant, and all employer contributions and forfeitures allocated for the Participant to all Related Defined Contributions in the Aggregation group. 13.1.2 Aggregation Group means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless including additional Related Plans in the group would prevent the Plan for being a Top Heavy Plan, in which case Aggregation Group means the group of plans in a Permissive Aggregation Group, if any, that includes the Plan. 13.1.3 Determination Date means, for a Plan Year, the last day of the preceding Plan Year. If the Plan is part of an Aggregation Group, the Determination Date for each other plan will

58 83298123v.26 be, for any Plan Year, the Determination Date for that other plan that falls in the same calendar year as the Determination Date for the Plan. 13.1.4 Key Employee means an employee described in Code Section 416(i)(1) and the regulations promulgated thereunder. Generally, a Key Employee is an Employee or former Employee (including a deceased Employee) who, at any time during the Plan Year containing the Determination Date is: (a) an officer of the Company or an Affiliate with annual Compensation greater than $215,000 (for the 2023 Plan year, as adjusted under Code Section 416(i)(1) for Plan Years beginning on and after January 1, 2002); (b) a five percent owner of the Company or an Affiliate; or (c) a one percent owner of the Company or an Affiliate having annual Compensation of more than $150,000. For purposes of determining who is a Key Employee, the Plan’s definition of Compensation will be applied by taking into account amounts paid by Affiliates who are not Participating Employers, as well as amounts paid by Participating Employers, and without applying the exclusions for amounts paid by a Participating Employer to cover an Employee’s nonqualified deferred compensation FICA tax obligations and for gross-up payments on such FICA tax payments. 13.1.5 Mandatory Aggregation Group means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years: (a) had a participant who was a Key Employee; or (b) was required to be considered with a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Code Section 401(a)(4) or 410(b). 13.1.6 Non-key Employee means an Employee or former Employee who is not a Key Employee. 13.1.7 Permissive Aggregation Group means the group of plans consisting of the plans in a Mandatory Aggregation Group with the Plan, plus any other Related Plan or Plans that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Code Section 401(a)(4) or 410(b). 13.1.8 Present Value of Accrued Benefits means, for any Plan Year, an amount equal to the sum of (a), (b) and (c) for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-key Employee. (a) The value of a person’s full Account Balance under the Plan, plus his or her total account balances under each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately 59 83298123v.26 preceding the Determination Date, adjust for contributions due as of the Determination Date, as follows: (i) in the case of a plan not subject to the minimum funding requirements of Code Section 412, by including the amount of any contributions actually made after the valuation but on or before the Determination Date and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in the first plan year; and (ii) in the case of a plan that is subject to the minimum funding requirements of Code Section 412, by including the amount of any contributions that would be allocated as of a date no later than the Determination Date, plus adjustments to those amounts required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10). (b) The sum of the actuarial present value of a person’s accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, determined for any person who is employed by a Participating Employer on a Determination Date, expressed as a benefit commencing at normal retirement date (or, if later, the person’s attained age). The present value of an accrued benefit under a Related Defined Benefit Plan is determined as of the most recent valuation date that is within the 12-month period ending on the Determination Date. (c) The aggregate value of amounts distributed under the Plan and any plan in an Aggregation Group (as defined in Code Section 416(g)(2)) during the one (1) year period ending on the Determination Date, including amounts distributed under a terminated plan that, if it had not been terminated, would have been in a Mandatory Aggregation Group. In the case of a distribution from any such plan made for a reason other than severance from employment, death or Disability, this provision shall be applied by substituting ‘five (5) year period’ for ‘one (1) year period.’ (d) The Present Value of Accrued Benefit of any individual who has not performed services for the Company or an Affiliate during the one (1) year period ending on the Determination Date shall not be taken into account. 13.1.9 Related Plan means any other defined contribution plan (a “Related Defined Contribution Plan”) or defined benefit plan (a “Related Defined Benefit Plan”) (both as defined in Code Section 415(k), maintained by the Company or an Affiliate. 13.1.10 A Super Top Heavy Aggregation Group exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds 90% of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group. In determining the sum of 60 83298123v.26 the Present Value of Accrued Benefits for all employees, the Present Value of Accrued Benefits for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded. 13.1.11 Super Top Heavy Plan means the Plan when it is described in the second sentence of Section 13.2. 13.1.12 A Top Heavy Aggregation Group exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds 60% of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group. In determining the sum of the Present Value of Accrued Benefits for all employees, the Present Value of Accrued Benefits for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded. 13.1.13 Top Heavy Plan means the Plan when it is described in the first sentence of Section 13.2. 13.2 Determination of Top Heavy Status This Plan is a Top Heavy Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group that includes only the Plan. The Plan is a Super Top Heavy Plan in any Plan Year in which it is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group that includes only the Plan. 13.3 Minimum Allocation for Top Heavy Plan 13.3.1 For any Plan Year that the Plan is a Top Heavy Plan, the sum of the Company Contributions, Company Nonelective Contributions and Forfeitures allocated to the Accounts of each Participant who is a Non-key Employee will be at least three percent of the Participant’s Compensation. However, if the sum of the Company Contributions, Company Nonelective Contributions and Forfeitures allocated to the Accounts of each Participant who is a Key Employee for the Plan Year is less than three percent of his or her Compensation and this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410(b), the sum of the Company Contributions, Company Nonelective Contributions and Forfeitures allocated to the Accounts of each Participant who is a Non-key Employee for the Plan Year will be equal to the largest percentage of Compensation allocated to the Accounts of any Participant who is a Key Employee. Notwithstanding the foregoing, no minimum allocation will be required for any Non-key Employee who participates in another defined contribution plan subject to Code Section 412 and included with this Plan in a Mandatory Aggregation Group. 13.3.2 For any Plan Year when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and a Key Employee is a participant in both this Plan and a defined benefit plan included in a Mandatory Aggregation Group that is top heavy, the extra minimum allocation will be provided only in this Plan, and by substituting four percent for three percent, where the latter percentage appears in Section 13.3.1. 61 83298123v.26 13.3.3 For any Plan Year that the Plan is a Top Heavy Plan, the minimum allocations set forth in this Section 13.3 will be allocated to the Accounts of all Non-key Employees who are Participants and who are employed by the Company on the last day of the Plan Year, regardless of their service during the Plan Year, and whether or not they have made contributions of their own to the Plan. 13.3.4 In lieu of the above, if a Non-key Employee participates in this Plan and a Related Defined Benefit Plan included with this Plan in a Mandatory Aggregation Group that is a Top Heavy Aggregation Group, a minimum allocation of five percent of Compensation will be provided under this Plan. However, for any Plan Year when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and a Key Employee is a participant in both this Plan and a Related Defined Benefit Plan included with this Plan in a Mandatory Aggregation Group, seven and one- half percent will be substituted for five percent where the latter percentage appears in this Section 13.3.4, and the extra minimum allocation will be provided only in this Plan. 13.3.5 Company Contributions made on behalf of a Matched Participant pursuant to Section 3.4 of the Plan shall be taken into account for purposes of satisfying the minimum allocation requirements of Section 13.3 of the Plan and Code Section 416(c)(2). Company Contributions made on behalf of a Matched Participant that are used to satisfy the minimum contribution requirements shall be treated as Company Contributions for purposes of the Actual Contribution Percentage Test and other requirements of Code Section 401(m). IN WITNESS WHEREOF, the undersigned Committee member has executed this Plan this ___ day of December, 2022, to be effective, as amended and restated, as of January 1, 2023, except as otherwise expressly provided herein. JOHN BEAN TECHNOLOGIES CORPORATION By: Member, Employee Benefits Plan Committee

A-1 83298123v.26 APPENDIX A Airport Services Plan - List of Airport Services Locations Covering Non-Exempt, Prevailing Wage and Living Wage Employees Airport / Contract Bens. Hourly Union Members Prevailing Wage LAWA Cincinnati, Ohio LOWPAC NO NO NO Dallas Non-Public (FFT AS DFW Non-Public LP 50270) LOWPAC NO NO NO D Dallas Southgate (FFT AS DFW Southgate LP 50264) LOWPAC NO NO NO Houston – PBB LOWPAC NO NO NO Hawaii (FFT AS HAWAII 50220) LOWPAC NO NO NO ITO LOWPAC NO NO NO Hawaii Kona (FFT AS Hawaii Kona LP 50271) LOWPAC NO NO NO LAX AA LOWPAC NO NO YES LAX Delta BHS LOWPAC NO NO YES LAX Delta FAC LOWPAC NO NO YES LAX T5 LOWPAC NO NO YES Lihue, Hawai’i LOWPAC NO NO NO Orlando, Florida LOWPAC NO NO NO Miami-Dade County (FFT AS MIAMI PW 50245) PW NO YES NO Maui, Hawai’i LOWPAC NO NO NO Ontario Terminals 2 and 4 (FFT AS ONTARIO T2 T4 LP 50255) LOWPAC NO NO NO Ontario AvAirPros (FFT AS ONTARIO AVAIRPROS 50269) LOWPAC NO NO NO A-2 83298123v.26 Chicago O’Hare (FFT AS CHI ORD LP 50252) LOWPAC NO NO NO Philadelphia, PA (union not eligible) LOWPAC & Union YES NO NO Salt Lake City Baggage System (FFT AS SLC BAG SYSTEM LP 50256) LOWPAC NO NO NO Salt Lake City BHS Operations (SLATEC 177) LOWPAC NO NO NO Orange County (FFT AS ORANGE CTY PW 50246) LOWPAC & PW YES YES NO Birmingham AL Airport Authority LOWPAC NO NO NO B-1 83298123v.26 APPENDIX B List of Airport Services Prevailing Wage Locations Name of Location Miami-Dade County (FFT AS MIAMI PW 50245) Orange County (FFT AS ORANGE CTY PW 50246) C-1 83298123v.26 APPENDIX C List of Airport Services Living Wage Locations Name of Location LAX AA LAX Delta BHS LAX Delta FAC LAX T5